CONSOLIDATED STATEMENT OF OPERATIONS (USD $) In Millions, except Share data	12 Months Ended
	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2007
Net revenue:
Products	$ 3,566	$ 4,804	$ 4,505
Services and other	915	970	915
Total net revenue	4,481	5,774	5,420
Costs and expenses:
Cost of products	1,692	2,030	1,928
Cost of services and other	497	548	523
Total costs	2,189	2,578	2,451
Research and development	642	704	685
Selling, general and administrative	1,603	1,697	1,700
Total costs and expenses	4,434	4,979	4,836
Income from operations	47	795	584
Interest income	29	113	172
Interest expense	(88)	(123)	(91)
Other income (expense), net	19	30	5
Income before taxes	7	815	670
Provision for income taxes	38	122	32
Net income (loss)	$ (31)	$ 693	$ 638
Net income (loss) per share - Basic:	$ (0.09)	$ 1.91	$ 1.62
Net income (loss) per share - Diluted:	$ (0.09)	$ 1.87	$ 1.57
Weighted average shares used in computing net income (loss) per share:
Basic	346	363	394
Diluted	346	371	406

CONSOLIDATED BALANCE SHEET (USD $) In Millions	Oct. 31, 2009	Oct. 31, 2008
Current assets:
Cash and cash equivalents	$ 2,479	$ 1,405
Short-term investments	14	24
Accounts receivable, net	595	770
Inventory	552	646
Other current assets	321	337
Total current assets	3,961	3,182
Property, plant and equipment, net	845	824
Goodwill	655	646
Other intangible assets, net	167	228
Restricted cash and cash equivalents	1,566	1,582
Long-term investments	163	206
Other assets	255	339
Total assets	7,612	7,007
Current liabilities:
Accounts payable	307	308
Employee compensation and benefits	336	409
Deferred revenue	285	280
Income and other taxes payable	26	128
Other accrued liabilities	169	205
Total current liabilities	1,123	1,330
Long-term debt	1,516	1,514
Senior notes	1,388	611
Retirement and post-retirement benefits	498	324
Other long-term liabilities	581	669
Total liabilities	5,106	4,448
Stockholders' equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	0	0
Common stock; $0.01 par value; 2 billion shares authorized; 566 million shares at October 31, 2009 and 561 million shares at October 31, 2008 issued	6	6
Treasury stock at cost; 220 million shares at October 31, 2009 and 211 million shares at October 31, 2008	(7,627)	(7,470)
Additional paid-in-capital	7,552	7,410
Retained earnings	2,760	2,791
Accumulated other comprehensive loss	(185)	(178)
Total stockholders' equity	2,506	2,559
Total liabilities and stockholders' equity	$ 7,612	$ 7,007

CONSOLIDATED STATEMENT OF CASH FLOWS (USD $) In Millions	12 Months Ended
	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2007
Cash flows from operating activities:
Net income	$ (31)	$ 693	$ 638
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	162	201	191
Share-based compensation	71	82	139
Deferred taxes	28	(53)	(134)
Excess and obsolete inventory-related charges	54	24	21
Translation gain from liquidation of a subsidiary	0	(25)	0
Non-cash restructuring and asset impairment charges	39	8	8
Net (gain) loss on sale of investments	0	4	(2)
Net (gain) loss on sale of assets and divestitures	(6)	2	(13)
Net Pension Curtailment And Settlement Gains	(16)	0	(1)
Other	2	(1)	2
Changes in assets and liabilities:
Accounts receivable, net	193	(44)	22
Inventory	47	(14)	(21)
Accounts payable	(7)	(21)	(13)
Employee compensation and benefits	(86)	(10)	13
Income taxes and other taxes payable	(105)	45	132
Interest rate swap proceeds	43	0	0
Other assets and liabilities	20	(135)	(13)
Net cash provided by operating activities	408	756	969
Cash flows from investing activities:
Investments in property, plant and equipment	(128)	(154)	(154)
Proceeds from the sale of property, plant and equipment	1	14	12
Proceeds from divestitures, net	45	0	14
Purchase of investment securities	(30)	(256)	0
Proceeds from the sale of investment securities	94	150	13
Change in restricted cash, cash equivalents and investments, net	16	33	3
Purchase of minority interest	(10)	(14)	0
Acquisitions of businesses and intangible assets, net of cash acquired	(2)	(172)	(344)
Net cash used in investing activities	(14)	(399)	(456)
Cash flows from financing activities:
Issuance of common stock under employee stock plans	71	211	375
Treasury stock repurchases	(157)	(1,001)	(1,944)
Proceeds from credit facility	325	510	0
Repayment of credit facility	(325)	(510)	0
Proceeds from long-term debt and senior notes	748	16	598
Debt issuance costs	(5)	0	(5)
Payment of debt	0	0	(4)
Net cash provided by (used in) financing activities	657	(774)	(980)
Effect of exchange rate movements	23	(4)	31
Net increase (decrease) in cash and cash equivalents	1,074	(421)	(436)
Cash and cash equivalents at beginning of year	1,405	1,826	2,262
Cash and cash equivalents at end of year	$ 2,479	$ 1,405	$ 1,826

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (USD $) In Millions, except Share data in Thousands	Common Stock	Additional paid in capital	Treasury Stock	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total
Balance - value at Oct. 31, 2006	$ 5	$ 6,605	$ (4,525)	$ 1,534	$ 29	$ 3,648
Balance - shares at Oct. 31, 2006	535,109		(126,732)
Net income	0	0	0	638	0	638
Change in unrealized gain on investments	0	0	0	0	23	23
Change in unrealized gain on derivative instruments	0	0	0	0	(4)	(4)
Change in foreign currency translation	0	0	0	0	150	150
Change in minimum pension liability	0	0	0	0	112	112
Amortization of non US pension plan costs	0	0	0	0	2	2
Deferred taxes, primarily related to currency translation and unrealized gain on investments	0	0	0	0	(31)	(31)
Total Comprehensive income						890
Adjustment to initially apply amendment to ASC 715, "Compensation - Retirement Benefits", including tax impact	0	0	0	0	127	127
Share based awards issued, shares	16,013		0
Share based awards issued, amount	1	373	0	0	0	374
Repurchase of common stock, amount	0	0	(1,944)	0	0	(1,944)
Repurchase of common stock, shares	0		(54,009)
Share-based compensation	0	139	0	0	0	139
Balance - shares at Oct. 31, 2007	551,122		(180,741)
Balance - Value at Oct. 31, 2007	6	7,117	(6,469)	2,172	408	3,234
Net income	0	0	0	693	0	693
Change in unrealized gain on investments	0	0	0	0	(40)	(40)
Change in unrealized gain on derivative instruments	0	0	0	0	(26)	(26)
Translation gain reclassified into earnings related to liquidation of a subsidiary	0	0	0	0	(25)	(25)
Change in foreign currency translation	0	0	0	0	(100)	(100)
Deferred taxes, primarily related to currency translation and unrealized gain on investments	0	0	0	0	13	13
Change in deferred net pension costs net loss, including tax impact					(409)	(409)
Change in deferred net pension costs, net prior service credit	0	0	0	0	1	1
Total Comprehensive income						107
Adjustment to initially apply amendment to ASC 740, "Income Taxes"	0	0	0	(74)	0	(74)
Share based awards issued, shares	9,545		0
Share based awards issued, amount	0	211	0	0	0	211
Repurchase of common stock, amount	0	0	(1,001)	0	0	(1,001)
Repurchase of common stock, shares	0		(30,081)
Share-based compensation	0	82	0	0	0	82
Balance - shares at Oct. 31, 2008	560,667		(210,822)
Balance - Value at Oct. 31, 2008	6	7,410	(7,470)	2,791	(178)	2,559
Net income	0	0	0	(31)	0	(31)
Change in unrealized gain on investments	0	0	0	0	6	6
Change in unrealized gain on derivative instruments	0	0	0	0	1	1
Losses reclassified into earnings related to derivative instruments	0	0	0	0	23	23
Change in foreign currency translation	0	0	0	0	157	157
Deferred taxes, primarily related to currency translation and unrealized gain on investments	0	0	0	0	(6)	(6)
Change in deferred net pension costs net loss, including tax impact	0	0	0	0	(287)	(287)
Change in deferred net pension costs, net prior service credit	0	0	0	0	99	99
Total Comprehensive income						(38)
Share based awards issued, shares	5,400		0
Share based awards issued, amount	0	71	0	0	0	71
Repurchase of common stock, amount	0	0	(157)	0	0	(157)
Repurchase of common stock, shares	0		(9,097)
Share-based compensation	0	71	0	0	0	71
Balance - shares at Oct. 31, 2009	566,067		(219,919)
Balance - Value at Oct. 31, 2009	$ 6	$ 7,552	$ (7,627)	$ 2,760	$ (185)	$ 2,506

OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Overview And Summary Of Significant Accounting Policies

1.	OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Overview.  Agilent Technologies, Inc. (“we”, “Agilent” or the “company”), incorporated in Delaware in May 1999, is a measurement company, providing core bio-analytical and electronic measurement solutions to the life sciences, chemical analysis, communications and electronics industries.

Proposed Acquisition of Varian, Inc.  On July 26, 2009, Agilent, Varian, Inc. (“Varian”), and Cobalt Acquisition Corp., a direct, wholly- owned subsidiary of Agilent, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Varian would become a wholly-owned subsidiary of Agilent. Varian is a leading worldwide supplier of scientific instrumentation and associated consumables for life science and applied market applications. The estimated  $1.5 billion total purchase price of Varian includes  $52 cash per share of Varian’s common stock, the cashing out of in the money stock options (after acceleration) and assumed debt. The transaction has been approved by shareholders of Varian and is expected to be completed after achieving customary closing conditions and regulatory approvals. We may finance the purchase price of Varian using a portion of the proceeds from our September 2009 offering of senior notes and other existing cash.

Revisions to Financial Statement Presentation.  We have revised our consolidated balance sheet as of October 31, 2008 to correct an error in the classification of deferred tax assets and liabilities. This revision does not impact the consolidated statement of operations or the consolidated statement of cash flows for any period. During the April 30, 2009 quarter-end process, we noted that the October 31, 2008 U.S. deferred tax valuation allowances and certain deferred tax assets/deferred tax liabilities were misclassified on the balance sheet as a result of improperly applying the jurisdictional netting rules. We have therefore revised our balance sheet as of October 31, 2008 by decreasing other long-term liabilities by  $435 million and decreasing other long-term assets by  $404 million, decreasing other current assets by  $26 million and increasing other accrued liabilities by  $5 million.

Basis of presentation.  The accompanying financial data has been prepared by us pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and is in conformity with U.S. generally accepted accounting principles (“GAAP”). Our fiscal year end is October 31. Unless otherwise stated, all years and dates refer to our fiscal year.

Management is responsible for the fair presentation of the accompanying consolidated financial statements, prepared in accordance with U.S. GAAP, and has full responsibility for their integrity and accuracy. In the opinion of management, the accompanying consolidated financial statements contain all adjustments necessary to present fairly our consolidated balance sheet, statement of operations, statement of cash flows and statement of stockholders’ equity for all periods presented.

Reclassifications.  Certain prior year financial statement amounts have been reclassified to conform to the current year presentation with no impact on previously reported net income.

FASB Accounting Standards Codification.  In June 2009, the Financial Accounting Standards Board (“FASB”) introduced the “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles”, (“The Codification or ASC”). The Codification, which was launched on July 1, 2009, became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature issued by FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature. The Codification eliminates the GAAP hierarchy and establishes one level of authoritative guidance for GAAP. All other literature is considered non-authoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. We have adopted the Codification in the quarter ending October 31, 2009 and provided the appropriate references to the Codification, where appropriate. There has been no change to our financial statements due to the implementation of the Codification.

Principles of consolidation.  The consolidated financial statements include the accounts of the company and our wholly- and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Partially owned, non-controlled equity affiliates are accounted for under the equity method.

Use of estimates.  The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Management bases its estimates on historical experience and various other assumptions believed to be reasonable. Although these estimates are based on management’s best knowledge of current events and actions that may impact the company in the future, actual results may be different from the estimates. Our critical accounting policies are those that affect our financial statements materially and involve difficult, subjective or complex judgments by management. Those policies are revenue recognition, inventory valuation, investment impairments, share-based compensation, retirement and post-retirement plan assumptions, goodwill and purchased intangible assets, restructuring and asset impairment charges and accounting for income taxes.

Revenue recognition.  We enter into agreements to sell products (hardware and/or software), services and other arrangements (multiple element arrangements) that include combinations of products and services.

We recognize revenue, net of trade discounts and allowances, provided that (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the price is fixed or determinable and (4) collectibility is reasonably assured. Delivery is considered to have occurred when title and risk of loss have transferred to the customer, for products, or when the service has been provided. We consider the price to be fixed or determinable when the price is not subject to refund or adjustments. We consider arrangements with extended payment terms not to be fixed or determinable, and accordingly we defer revenue until amounts become due. At the time of the transaction, we evaluate the creditworthiness of our customers to determine the appropriate timing of revenue recognition.

Product revenue.  Our product revenue is generated predominantly from the sales of various types of test equipment. Product revenue, including sales to resellers and distributors, is reduced for estimated returns, when appropriate. For sales or arrangements that include customer-specified acceptance criteria, including those where acceptance is required upon achievement of performance milestones, revenue is recognized after the acceptance criteria have been met. For products that include installation, if the installation meets the criteria to be considered a separate element, product revenue is recognized upon delivery, and recognition of installation revenue is delayed until the installation is complete. Otherwise, neither the product nor the installation revenue is recognized until the installation is complete.

Where software is licensed separately, revenue is recognized when the software is delivered and title and risk of loss have been transferred to the customer or, in the case of electronic delivery of software, when the customer is given access to the licensed software programs. We also evaluate whether collection of the receivable is probable, the fee is fixed or determinable and whether any other undelivered elements of the arrangement exist on which a portion of the total fee would be allocated based on vendor-specific objective evidence.

Service revenue.  Revenue from services includes extended warranty, customer support, consulting, training and education. Service revenue is deferred and recognized over the contractual period or as services are rendered and accepted by the customer. For example, customer support contracts are recognized ratably over the contractual period, while training revenue is recognized as the training is provided to the customer. In addition the four revenue recognition criteria described above must be met before service revenue is recognized.

Multiple element arrangements.  We use verifiable objective evidence of fair value or vendor-specific objective evidence of fair value for software to allocate revenue to elements in multiple element arrangements. We recognize revenue for delivered elements only when delivered elements have stand alone value, fair value of undelivered elements are known and there are no customer negotiated refund or return rights affecting the revenue recognized for the delivered elements. If the criteria are not met, then revenue is deferred until such criteria are met or until the period(s) over which the last undelivered element is delivered. In the absence of fair value of a delivered element, we allocate revenue to the fair value of the undelivered elements and the residual revenue to the delivered elements. The price charged when an element is sold separately generally determines fair value.

Deferred revenue.  Amounts billed or collected in advance of the period in which the related product or service qualifies for revenue recognition are recorded as deferred revenue.

Accounts receivable, net.  Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Such accounts receivable has been reduced by an allowance for doubtful accounts, which is our best estimate of the amount of probable credit losses in our existing accounts receivable. We determine the allowance based on customer specific experience and the aging of such receivables, among other factors. We do not have any off-balance-sheet credit exposure related to our customers. Accounts receivable are also recorded net of product returns.

Share-based compensation.  For the years ended 2009, 2008 and 2007, we accounted for share-based awards made to our employees and directors including employee stock option awards, restricted stock units, employee stock purchases made under our Employee Stock Purchase Plan (“ESPP”) and performance share awards under Agilent Technologies, Inc. Long-Term Performance Program (“LTPP”) using the estimated grant date fair value method of accounting in accordance with the revised authoritative guidance. Under the fair value method, we recorded compensation expense for all share-based awards of  $71 million in 2009,  $82 million in 2008 and  $139 million in 2007. In 2007, share-based compensation expense included  $15 million of incremental net expense associated with the modification of the FY2005 LTPP program. In September 2007 our Board of Directors approved a modification that removed the performance metric from the payout computation for the FY2005 plan only. The modification changed the award payout calculation to be based exclusively on a market performance measure.

Inventory.  Inventory is valued at standard cost, which approximates actual cost computed on a first-in, first-out basis, not in excess of market value. We assess the valuation of our inventory on a quarterly basis and periodically write down the value for estimated excess and obsolete inventory based on estimates about future demand. The excess balance determined by this analysis becomes the basis for our excess inventory charge. Our excess inventory review process includes analysis of sales forecasts, managing product rollovers and working with manufacturing to maximize recovery of excess inventory.

Taxes on income.  Income tax expense or benefit is based on income or loss before taxes. Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Warranty.  Our standard warranty terms typically extend for one year from the date of delivery. We accrue for standard warranty costs based on historical trends in warranty charges as a percentage of net product shipments. The accrual is reviewed regularly and periodically adjusted to reflect changes in warranty cost estimates. Estimated warranty charges are recorded within cost of products at the time products are sold. See Note 15, “Guarantees”.

Shipping and handling costs.  Our shipping and handling costs charged to customers are included in net revenue, and the associated expense is recorded in cost of products for all periods presented.

Goodwill and Purchased Intangible Assets.  We review goodwill for impairment annually as of September 30 and whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable in accordance with the authoritative guidance. The circumstances that could trigger a goodwill impairment could include, but are not limited to, the following items to the extent that management believes the occurrence of one or more would make it more likely than not that we would fail the first step of the goodwill impairment test (as described in the next paragraph): significant adverse change in legal factors or in the business climate, an adverse action or assessment by a regulator, unanticipated competition, a loss of key personnel, a more-likely-than-not expectation that a reporting unit or a significant portion of a reporting unit will be sold or otherwise disposed of, a portion of a reporting unit’s goodwill has been included in the carrying amounts of a business that will be disposed or if our market capitalization is below our net book value.

The provisions of authoritative guidance require that we perform a two-step impairment test on goodwill. In the first step, we compare the fair value of each reporting unit to its carrying value. The second step (if necessary) measures the amount of impairment by applying fair-value-based tests to the individual assets and liabilities within each reporting unit. As defined in the authoritative guidance, a reporting unit is an operating segment, or one level below an operating segment. Accordingly, we have aggregated components of an operating segment that have similar economic characteristics into our reporting units. At the time of an acquisition, we assign goodwill to the reporting unit that is expected to benefit from the synergies of the combination. For 2009, Agilent had three reporting units, which were the same as our operating segments: electronic measurement, bio-analytical measurement and semiconductor and board test. Subsequent to October 31, 2009, we changed our segments to life sciences, chemical analysis, and electronic measurement, which are the same as our reporting units. The life sciences and chemical analysis segments are made from the former bio-analytical measurement segment and the former electronic measurement and semiconductor and board test segments combined to form the new electronic measurement segment. In connection with our segment reporting change no goodwill impairment was recorded.

The process of evaluating the potential impairment of goodwill is highly subjective and requires significant judgment, as our businesses operate in a number of markets and geographical regions. We determine the fair value of our reporting units based on an income approach, whereby we calculate the fair value of each reporting unit based on the present value of estimated future cash flows, which are formed by evaluating historical trends, current budgets, operating plans and industry data. We evaluate the reasonableness of the fair value calculations of our reporting units by reconciling the total of the fair values of all of our reporting units to our total market capitalization, taking into account an appropriate control premium. We then compare the carrying value of our reporting units to the fair value calculations based on the income approach noted above.

If the estimated fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not impaired and the second step of the impairment test is not necessary. If the carrying amount of a reporting unit exceeds its estimated fair value, then the second step of the goodwill impairment test must be performed. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with its goodwill carrying amount to measure the amount of impairment, if any. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit’s assets and liabilities in a manner similar to a purchase price allocation, with any residual fair value allocated to goodwill. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, an impairment loss is recognized in an amount equal to that excess. Estimates of the future cash flows associated with the businesses are critical to these assessments. Changes in these estimates based on changed economic conditions or business strategies could result in material impairment charges in future periods.

Purchased intangible assets consist primarily of acquired developed technologies, proprietary know-how, trademarks, and customer relationships and is amortized using the straight-line method over estimated useful lives ranging from 1 to 15 years.

Advertising.  Advertising costs are expensed as incurred and amounted to  $36 million in 2009,  $45 million in 2008 and  $48 million in 2007 for Agilent operations.

Research and development.  To date, costs related to research, design and development of our products are charged to research and development expense as they are incurred.

Sales Taxes.  Sales taxes collected from customers and remitted to governmental authorities are not included in our revenue.

Net income (loss) per share.  Basic net income (loss) per share is computed by dividing net income (loss) — the numerator — by the weighted average number of common shares outstanding — the denominator — during the period excluding the dilutive effect of stock options and other employee stock plans. Diluted net income per share gives effect to all potentially dilutive common stock equivalents outstanding during the period. In computing diluted net income per share under the treasury stock method, the average stock price for the period is used in determining the number of shares assumed to be purchased from the proceeds of stock option exercises. The number of shares assumed to be purchased also considers the amount of unrecognized compensation cost for future service. As a result of the company’s net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding. Diluted net income (loss) per share for fiscal years 2009, 2008 and 2007 excluded the potentially dilutive effect of 29 million, 7 million and 5 million options to purchase common stock, respectively, as their effect was antidilutive.

Cash, cash equivalents and short term investments.  We classify investments as cash equivalents if their original or remaining maturity is three months or less at the date of purchase. Cash equivalents are stated at cost, which approximates fair value.

As of October 31, 2009, approximately 53 percent of our cash and cash equivalents is held in the U.S. and 11 percent is held in a centrally managed global cash pool outside the U.S. The remainder is held by other Agilent entities throughout the world. Approximately 5 percent of our overall cash and cash equivalents is maintained in demand deposit accounts with global financial institutions of high credit quality and is available to be used in paying and receiving activities. The remainder is invested in institutional money market funds, short-term bank time deposits and similar short duration instruments with fixed maturities from overnight to three months. We continuously monitor the creditworthiness of the financial institutions and institutional money market funds in which we invest our funds.

We classify investments as short-term investments if their original or remaining maturities are greater than three months and their remaining maturities are one year or less.

Restricted cash and cash equivalents was  $1.6 billion in 2009 and 2008 mostly held in commercial paper.

Fair Value of Financial Instruments.  The carrying values of certain of our financial instruments including cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, accounts payable, short-term debt, accrued compensation and other accrued liabilities approximate fair value because of their short maturities. Agilent determines the fair value of short-term and long-term investments in debt securities considering information obtained from independent pricing sources. The fair value of long-term equity investments is determined using quoted market prices for those securities when available. The fair value of our long-term debt approximates the carrying value. The fair value of foreign currency contracts used for hedging purposes is estimated internally by using inputs tied to active markets. See also Note 11, “Fair Value Measurements” for additional information on the fair value of financial instruments.

Concentration of credit risk.  Financial instruments that potentially subject Agilent to significant concentration of credit risk include money market fund investments, time deposits, commercial paper and demand deposit balances. These investments are categorized as cash and cash equivalents, restricted cash and cash equivalents and short-term and long-term investments. In addition,
Agilent has credit risk from derivative financial instruments used in hedging activities and accounts receivable. We invest in a variety of financial instruments and limit the amount of credit exposure with any one financial institution. Credit risk with respect to our accounts receivable is diversified due to the large number of entities comprising our customer base and their dispersion across many different industries and geographies. We have a comprehensive credit policy in place and exposure to credit risk is monitored on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount and we sell the majority of our products through our direct sales force. Credit risk is mitigated through collateral such as letter of credit, bank guarantees or payment terms like cash in advance. Credit evaluation is performed by an independent team to ensure proper segregation of duties. No single customer accounted for more than 10 percent or more of combined accounts receivable as of October 31, 2009.

Derivative instruments.  Agilent is exposed to global market exchange rate and interest rate risks in the normal course of business. We enter into foreign exchange contracts, primarily forward contracts and purchased options and interest rate swaps to manage financial exposures resulting from changes in foreign currency exchange rates and interest rates. In the vast majority of cases, these contracts are designated at inception as hedges of the related foreign currency or interest exposures. Foreign currency exposures include committed and anticipated revenue and expense transactions and assets and liabilities that are denominated in currencies other than the functional currency of the subsidiary. Interest rate exposures are associated with the company’s fixed-rate debt. For option contracts, we exclude time value from the measurement of effectiveness. To achieve hedge accounting, contracts must reduce the foreign currency exchange rate and interest rate risk otherwise inherent in the amount and duration of the hedged exposures and comply with established risk management policies; foreign exchange hedging contracts generally mature within twelve months and interest rate swaps mature at the same time as the maturity of the debt. In order to manage foreign currency exposures in a few limited jurisdictions, such as China, we may enter into foreign exchange contracts that do not qualify for hedge accounting. In such circumstances, the local foreign currency exposure is offset by contracts owned by the parent company. We do not use derivative financial instruments for speculative trading purposes.

All derivatives are recognized on the balance sheet at their fair values. For derivative instruments that are designated and qualify as a fair value hedge, changes in value of the derivative are recognized in the consolidated statement of operations in the current period, along with the offsetting gain or loss on the hedged item attributable to the hedged risk. For derivative instruments that are designated and qualify as a cash flow or net investment hedge, changes in the value of the effective portion of the derivative instrument is recognized in accumulated comprehensive income, a component of stockholders’ equity. Amounts associated with cash flow hedges are reclassified and recognized in income when either the forecasted transaction occurs or it becomes probable the forecasted transaction will not occur. Amounts associated with net investment hedges are recognized only when the subsidiary is sold or liquidated. Derivatives not designated as hedging instruments are recorded on the balance sheet at their fair value and changes in the fair values are recorded in the income statement in the current period. Derivative instruments are subject to master netting arrangements and qualify for net presentation in the balance sheet. Changes in the fair value of the ineffective portion of derivative instruments are recognized in earnings in the current period. Ineffectiveness in 2009, 2008 and 2007 was not significant.

Property, plant and equipment.  Property, plant and equipment are stated at cost less accumulated depreciation. Additions, improvements and major renewals are capitalized; maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or disposed of, the assets and related accumulated depreciation and amortization are removed from our general ledger, and the resulting gain or loss is reflected in the consolidated statement of operations. Buildings and improvements are depreciated over the lesser of their useful lives or the remaining term of the lease and machinery and equipment over three to ten years. We currently use the straight-line method to depreciate assets.

Leases.  We lease buildings, machinery and equipment under operating leases for original terms ranging generally from one to twenty years. Certain leases contain renewal options for periods up to twenty years.

Capitalized software.  We capitalize certain internal and external costs incurred to acquire or create internal use software. Capitalized software is included in property, plant and equipment and is depreciated over three to five years once development is complete.

Impairment of long-lived assets.  We continually monitor events and changes in circumstances that could indicate carrying amounts of long-lived assets, including intangible assets, may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the undiscounted future cash flows is less than the carrying amount of those assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.

Employee compensation and benefits.  Amounts owed to employees, such as accrued salary, bonuses and vacation benefits are accounted for within employee compensation and benefits. The total amount of accrued vacation benefit was  $133 million as of October 31, 2009 and  $134 million as of October 31, 2008.

Foreign currency translation.  We translate and remeasure balance sheet and income statement items into U.S. dollars. For those subsidiaries that operate in a local currency functional environment, all assets and liabilities are translated into U.S. dollars using current exchange rates; revenue and expenses are translated using monthly exchange rates which approximate to average exchange rates in effect during each period. Resulting translation adjustments are reported as a separate component of accumulated comprehensive loss in stockholders’ equity. The cumulative translation adjustment balance at October 31, 2009 and 2008 was an unrealized gain of  $389 million and  $232 million, respectively.

For those subsidiaries that operate in a U.S. dollar functional environment, foreign currency assets and liabilities are remeasured into U.S. dollars at current exchange rates except for nonmonetary assets and capital accounts which are remeasured at historical exchange rates. Revenue and expenses are generally remeasured at monthly exchange rates which approximate average exchange rates in effect during each period. Gains or losses from foreign currency remeasurement are included in consolidated net income (loss). Net gains or losses resulting from foreign currency transactions, including hedging gains and losses, are reported in other income (expense), net and were  $1 million net loss,  $4 million net gain and  $17 million net loss for fiscal years 2009, 2008 and 2007, respectively.

NEW ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
New Accounting Pronouncements

2.            NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (“FASB”) issued guidance on  measurements of fair value. The guidance defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and expands disclosures about fair value measurements. The guidance does not require any new fair value measurements; rather, it applies to other accounting pronouncements that require or permit fair value measurements. In February 2008, the FASB issued authoritative guidance which allowed for the delay of the effective date of the authoritative guidance for nonfinancial assets and nonfinancial liabilities, except for certain items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Effective November 1, 2008, we adopted the measurement and disclosure requirements related to financial assets and financial liabilities. The adoption of the  guidance for financial assets and financial liabilities did not have a material impact on the company’s results of operations or the fair values of its financial assets and liabilities. We are  required to apply the provisions to nonfinancial assets and nonfinancial liabilities as of November 1, 2009 and do not expect it to have a material impact on our consolidated financial statements.

On October 31, 2007, the company adopted FASB’s guidance on defined benefit pension and other postretirement plans. This authoritative guidance requires recognition of the overfunded or underfunded status of each plan as an asset or liability in the consolidated balance sheet with the offsetting change in that funded status to accumulated other comprehensive income.  Upon adoption, this guidance required immediate recognition in accumulated other comprehensive income of actuarial gains/losses and prior service costs/benefits--both of which were previously unrecognized. Additional minimum pension liabilities and related intangible assets are eliminated upon adoption of the new standard. As required by the guidance, the company has moved the measurement date for our non-U.S. plans from September 30 to October 31 effective October 31, 2009.  The adoption of the measurement provisions did not have a material impact on our consolidation financial statements.

In December 2007, the FASB issued amendments to the guidance for business combinations.   The revised guidance provides the recognition and measurement requirements of identifiable assets and goodwill acquired, liabilities assumed, and any noncontrolling interest in the acquiree.  It also requires additional disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This guidance is effective beginning November 1, 2009, at which time we will change our accounting treatment for business combinations. As a result of adopting the amended guidance on November 1, 2009, we did not have a material impact to our consolidated financial statements.

In December 2007, the FASB issued new guidance on non-controlling interests in consolidated financial statements.  The guidance requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled, and presented in the consolidated financial statements. It also requires once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. It is effective for fiscal years beginning on or after December 15, 2008 and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements shall be applied prospectively. We do not expect the adoption of the guidance to have a material impact  on our consolidated financial statements.

In December 2008, the FASB issued amendments to provide guidance on an employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan. The guidance requires detailed disclosures regarding the investment strategies, fair value measurements, and concentrations of risk of plan assets of a defined benefit pension or other postretirement plan. The authoritative guidance is effective for fiscal years ending after December 15, 2009 and will be applied prospectively. We are currently evaluating the impact of adopting the  guidance on our consolidated financial statements.

In June 2009, the FASB  issued amendments to provide guidance on variable interest entities. The guidance eliminates a required quantitative approach to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity in favor of a qualitatively focused analysis. It requires an ongoing reassessment of whether an entity is the primary beneficiary. The  guidance will be effective as of the beginning of the first annual reporting period that begins after November 15, 2009,  and will be applied retrospectively.  We are currently evaluating the impact, if any, that the adoption of the guidance will have on our consolidated financial statements.

In August 2009, the FASB issued guidance on the measurement of liabilities at fair value. The guidance provides clarification that in circumstances in which a quoted market price in an active market for an identical liability is not available, an entity is required to measure fair value using a valuation technique that uses the quoted price of an identical liability when traded as an asset or, if unavailable, quoted prices for similar liabilities or similar assets when traded as assets. If none of this information is available, an entity should use a valuation technique in accordance with existing fair valuation principles. We adopted the guidance in the quarter ended October 31, 2009, and there was no material impact on our consolidated financial statements.

In September 2009, the FASB amended the guidance concerning fair value measurements of investments in certain entities that calculate net asset value per share (or its equivalent). If fair value is not readily determinable, the amended guidance permits, as a practical expedient, a reporting entity to measure the fair value of an investment using the net asset value per share (or its equivalent) provided by the investee without further adjustment.  The guidance is effective for interim and annual periods ending after December 15, 2009. We do not expect a material impact on the consolidated financial statements due to the adoption of this amended guidance.

In October 2009, the FASB amended revenue recognition guidance for arrangements with multiple deliverables. The guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor specific objective evidence (VSOE), vendor objective evidence (VOE) or third-party evidence (TPE) is unavailable. This guidance should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. Full retrospective application of the guidance is optional. We are currently evaluating the impact of adopting this guidance on our consolidated financial statements.

In October 2009, the FASB issued guidance which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. Full retrospective application of the new guidance is optional. This guidance must be adopted in the same period that we adopt the amended accounting for arrangements with multiple deliverables described in the preceding paragraph. We are currently evaluating the impact of adopting this guidance on our consolidated financial statements.

SHARE BASED COMPENSATION	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Share-Based Compensation

3.            SHARE-BASED COMPENSATION

Agilent accounts for share-based awards in accordance with the provisions of the revised accounting guidance which requires the measurement and recognition of compensation expense for all share-based payment awards made to our employees and directors including employee stock option awards, restricted stock units, employee stock purchases made under our ESPP and performance share awards granted to selected members of our senior management under the LTPP based on estimated fair values.

Description of Share-Based Plans

Employee stock purchase plan. Effective November 1, 2000, we adopted the ESPP.  Prior to November 1, 2008, under the provisions of the ESPP, eligible employees could contribute up to ten percent of their base compensation to purchase shares of our common stock at 85 percent of the lower of the fair market value at the entry date or the purchase date of each offering period, as defined by the ESPP.  Effective November 1, 2008, the Compensation Committee of Board of Directors approved a change to our ESPP that eliminated the look back period. The ESPP will continue to allow eligible employees to purchase shares of our common stock at 85 percent of the purchase price, but only uses the purchase date to establish the fair market value. As of October 31, 2009, the number of shares of common stock authorized and available for issuance under our ESPP was 26,710,768. Shares authorized for issuance in connection with the ESPP are subject to an automatic annual increase of the lesser of one percent of the outstanding shares of common stock of Agilent on November 1, or an amount determined by the Compensation Committee of our Board of Directors.  Under the terms of the ESPP, in no event shall the number of shares issued under the ESPP exceed 75 million shares.

Incentive compensation plans.   On November 19, 2008 and March 11, 2009, the Compensation Committee of Board of Directors and the stockholders, respectively, approved the Agilent Technologies, Inc. 2009 Stock Plan (the "2009 Stock Plan") to replace the Company’s 1999 Stock Plan and 1999 Stock Non-Employee Director Stock Plan and subsequently reserved 25,000,000 shares of Company common stock that may be issued under the 2009 Plan, plus any shares forfeited or cancelled under the 1999 Stock Plan. The 2009 Stock Plan provides for the grant of awards in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares and performance units with performance-based conditions on vesting or exercisability, and cash awards. The 2009 Plan has a term of ten years. As of October 31, 2009, 25,872,956 shares were available for future awards under the 2009 Stock Plan.

Stock options granted under the 2009 Stock Plans may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code, or non-statutory. Options generally vest at a rate of 25 percent per year over a period of four years from the date of grant and generally have a maximum contractual term of ten years.  The exercise price for stock options is generally not less than 100 percent of the fair market value of our common stock on the date the stock award is granted.

Effective November 1, 2003, the Compensation Committee of the Board of Directors approved the LTPP, which is a performance stock award program under the 1999 and 2009 Stock Plans, for the company’s executive officers and other key employees. Participants in this program are entitled to receive unrestricted shares of the company’s stock after the end of a three-year period, if specified performance targets are met. LTPP awards are generally designed to meet the criteria of a performance award with the performance metrics and peer group comparison set at the beginning of the performance period. The maximum contractual term for awards under the LTPP program is three years. The following table summarizes the shares approved by the Compensation Committee to be issued under the LTPP.

Period	Approved Target Award Shares	Fiscal Year Shares May Be Awarded

FY2007 LTPP	447,684	2010
FY2008 LTPP	364,396	2011
FY2009 LTPP	391,868	2012

In all cases, the final award may vary from zero to 200 percent of the target award as it is based on certain performance metrics. We consider the dilutive impact of this program in our diluted net income (loss) per share calculation only to the extent that the performance conditions are met.

In March 2007, we began to issue restricted stock units under our share-based plans. The estimated fair value of the restricted stock unit awards granted under the Stock Plans is determined based on the market price of Agilent’s common stock on the date of grant. Restricted stock units generally vest at a rate of 25 percent per year over a period of four years from the date of grant.

Impact of Share-Based Compensation Awards

We have recognized compensation expense based on the estimated grant date fair value method under the revised authoritative guidance. For all share-based awards we have recognized compensation expense using a straight-line amortization method. As the guidance requires that share-based compensation expense be based on awards that are ultimately expected to vest, estimated share-based compensation has been reduced for estimated forfeitures.

The impact on our results for share-based compensation was as follows:

	Years Ended October 31,
	2009	2008	2007
	(in millions)
Cost of products and services	$ 14	$ 17	$ 31
Research and development	11	13	22
Selling, general and administrative	46	52	86
Total share-based compensation expense	$ 71	$ 82	$ 139

At October 31, 2009 there was no share-based compensation capitalized within inventory. Income tax benefit recognized in 2009, 2008 and 2007 in the statement of operations for share-based compensation was not material. The weighted average grant date fair value of options, granted in 2009, 2008 and 2007 was  $5.77,  $12.01 and  $10.98 per share, respectively.

Included in the 2007 share-based compensation expense amount of  $139 million is  $6 million of expense related to the FY2004 LTPP. During 2007, we received the final performance results of our FY2004 LTPP which ended on October 31, 2006. The results indicated that we exceeded our specified performance targets. Consequently, we recorded incremental expense to reflect this program’s performance results. In addition, in 2007, we recorded  $4 million of expense for the acceleration of unvested awards related to the separation of a senior executive.

In 2007, share-based compensation expense included  $15 million of incremental net expense associated with the modification of the FY2005 LTPP. In September 2007, our Board of Directors approved a modification that removed the performance metric from the payout computation for the FY2005 program only which ended on October 31, 2007. The modification changed the award payout calculation to be based exclusively on the market metric. The number of shares awarded under the FY2005 LTPP was 200 percent of the target award.

Valuation Assumptions

For all periods presented, the fair value of share-based awards for employee stock option awards was estimated using the Black-Scholes option pricing model. For all periods presented, shares granted under the LTPP were valued using a Monte Carlo simulation. As a result of the change in our ESPP effective November 1, 2008, no Black-Scholes assumptions were required in the valuation of awards granted under our current ESPP for 2009. For 2008 and 2007 the value of share-based awards for ESPP awards was estimated using the Black-Scholes option pricing model. The estimated fair value of restricted stock unit awards was determined based on the market price of Agilent’s common stock on the date of grant.

The assumptions used to estimate the fair value of employee stock options granted, ESPP purchases and the LTPP were as follows:

	Years Ended October 31,
	2009	2008	2007
Stock Option Plans:
Weighted average risk-free interest rate	2.31%	3.16%	4.61%
Dividend yield	0%	0%	0%
Weighted average volatility	32%	33%	29%
Expected life	4.40 yrs	4.60 yrs	4.60 yrs
ESPP:
Weighted average risk-free interest rate	N/A	2.93%	4.80%
Dividend yield	N/A	0%	0%
Weighted average volatility	N/A	31%	31%
Expected life	N/A	0.5-1 yrs	0.5-2 yrs
LTPP:
Volatility of Agilent shares	33%	27%	31%
Volatility of selected peer-company shares	17%-62%	17%-52%	15%-57%
Price-wise correlation with selected peers	35%	24%	29%

Both the Black-Scholes and Monte Carlo simulation fair value models require the use of highly subjective and complex assumptions, including the option’s expected life and the price volatility of the underlying stock. For the year 2009 the expected stock price volatility assumption was determined using the historical volatility of Agilent’s stock options over the most recent historical period equivalent to the expected life. Management believes that based on current data these estimates of volatility are more appropriate than implied volatility. In reaching this conclusion, we have considered many factors including the limited number of Agilent options currently traded and our limited ability to find traded options in the current market with similar terms and prices to the options we are valuing. For 2008 and 2007 we used implied volatility of Agilent’s publicly traded, similarly priced, stock options to estimate the expected stock price volatility assumption for employee stock option awards. In estimating the expected life of our options granted we considered the historical option exercise behavior of our employees, which we believe is representative of future behavior.

 In the first quarter of 2009, we revised our estimate of the expected life of our employee stock options from 4.6 years to 4.4 years. In revising this estimate, we considered the historical option exercise behavior of our employees. In the first quarter of 2009, we granted the majority of our employee stock options to executive employees and the review of our data indicated that our executive employees, on average, exercise their options at 4.4 years.

Under the anti-dilution provision of the 1999 Stock Plan, on November 1, 2006, Agilent adjusted the exercise price downward and number of option shares upward for each outstanding employee stock option to preserve the value of the options after the Verigy spin-off. The impact of the adjusted exercise price and number of options has been reflected in our disclosures as of November 1, 2006.

Share-Based Payment Award Activity

Employee Stock Options

The following table summarizes employee stock option award activity made to our employees and directors for 2009:

	Options Outstanding	Weighted Average Exercise Price
	(in thousands)
Outstanding at October 31, 2008	37,766	$29
Granted	2,083	$19
Exercised	(1,450)	$20
Cancelled/Forfeited/Expired	(2,383)	$30
Plan Shares Expired	(2,128)	$42
Outstanding at October 31, 2009	33,888	$28

The plan shares expired per the above table represent cancelled options granted under the HP stock option plan that are not added back to our available for grant options.

Forfeited and expired options from total cancellations in 2009 were as follows:

	Options Cancelled	Weighted Average Exercise Price
	(in thousands)
Forfeited	91	$27
Expired	4,420	$36
Total Options Cancelled at October 31, 2009	4,511	$36

The options outstanding and exercisable for equity share-based payment awards at October 31, 2009 were as follows:

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number Exercisable	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value
	(in thousands)	(in years)		(in thousands)	(in thousands)	(in years)		(in thousands)
$ 0 - 25	13,436	4.4	$20	$58,924	11,453	3.7	$21	$47,513
$25.01 - 30	6,002	3.4	$27	—	5,956	3.4	$27	—
$30.01 - 40	13,384	5.4	$33	—	10,714	5.0	$33	—
$40.01 & over	1,066	0.8	$61	—	1,066	0.8	$61	—
	33,888	4.5	$28	$58,924	29,189	3.9	$28	$47,513

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value, based on the company's closing stock price of  $24.74 at October 31, 2009, which would have been received by award holders had all award holders exercised their awards that were in-the-money as of that date. The total number of in-the-money awards exercisable at October 31, 2009 was approximately 11 million.

The following table summarizes the aggregate intrinsic value of options exercised and the fair value of options granted in 2009, 2008 and 2007:

	Aggregate Intrinsic Value	Weighted Average Exercise Price	Value Using Black-Scholes Model
(in thousands)
Options exercised in fiscal 2007	$ 152,171	$ 25
Black-Scholes value of options granted during fiscal 2007			$ 11
Options exercised in fiscal 2008	$ 62,955	$ 26
Black-Scholes value of options granted during fiscal 2008			$ 12
Options exercised in fiscal 2009	$ 7,836	$ 20
Black-Scholes value of options granted during fiscal 2009			$ 6

As of October 31, 2009, the unrecognized share-based compensation costs for outstanding stock option awards, net of expected forfeitures, was approximately  $12 million which is expected to be amortized over a weighted-average period of 1.8 years. The amount of cash received from the exercise of share-based awards granted was  $71 million in 2009,  $211 million in 2008 and  $375 million in 2007. See Note 4, "Provision for Income Taxes" for the tax impact on share-based award exercises.

Non-vested Awards

The following table summarizes non-vested award activity in 2009 primarily for our LTPP and restricted stock unit awards:

	Shares	Weighted Average Grant Price
	(in thousands)
Non-vested at October 31, 2008	3,640	$34
Granted	807	$19
Vested	(1,426)	$28
Forfeited	(90)	$32
FY2006 LTPP Incremental Issuance	161	$19
Non-vested at October 31, 2009	3,092	$30

As of October 31, 2009, the unrecognized share-based compensation costs for non-vested restricted stock awards, net of expected forfeitures, was approximately  $36 million which is expected to be amortized over a weighted-average period of 1.8 years. The total fair value of restricted stock awards vested was  $25 million for 2009,  $40 million for 2008 and  $41 million for 2007.

PROVISION (BENEFIT) FOR INCOME TAXES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Provision (Benefit) For Income Taxes

4.           PROVISION FOR INCOME TAXES

The provision for income taxes from operations is comprised of:

	Years Ended October 31,
	2009	2008	2007
	(in millions)
U.S. federal taxes from operations:
Current	$(20)	$39	$71
Deferred	26	(33)	(127)
Non-U.S. taxes from operations:
Current	20	114	91
Deferred	6	(3)	(5)
State taxes from operations, net of federal benefit:
Current	10	22	3
Deferred	(4)	(17)	(1)
Total provision from operations	$38	$122	$32

The income tax provisions do not reflect potential future tax savings resulting from excess deductions associated with our various share-based award plans.

The significant components of deferred tax assets and deferred tax liabilities included on the consolidated balance sheet are:

	Years Ended October 31,
	2009		2008
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
	(in millions)
Inventory	$76	$—	$61	$—
Property, plant and equipment	19	72	19	86
Warranty reserves	11	1	11	1
Retiree medical benefits	44	1	42	1
Other retirement benefits	98	50	105	119
Employee benefits, other than retirement	192	—	204	—
Net operating loss and credit carryforwards	239	—	307	—
Unremitted earnings of foreign subsidiaries	—	53	—	72
Share-based compensation	54	—	51	—
Deferred revenue	284	—	253	—
Other	50	10	67	7
Subtotal	1,067	187	1,120	286
Tax valuation allowance	(684)	—	(621)	—
Total deferred tax assets or deferred tax liabilities	$383	$187	$499	$286

The breakdown between current and long-term deferred tax assets and deferred tax liabilities was as follows for the years 2009 and 2008:

	Years Ended October 31,
	(in millions)
	2009	2008
Current deferred tax assets (included within other current assets)	$139	$132
Long-term deferred tax assets (included within other assets)	47	95
Current deferred tax liabilities (included within income and other taxes payable)	(3)	(11)
Long-term deferred tax liabilities (included within other long-term liabilities)	13	(3)
Total	$196	$213

The consolidated balance sheet reflects the allocation of the valuation allowance based on the pro-rata portion of gross current and non-current deferred tax assets in each jurisdiction where a valuation allowance is required. During 2003, we established valuation allowances for the deferred tax assets of the U.S. and certain entities in foreign jurisdictions. The valuation allowances were determined in accordance with the provisions of the authoritative guidance which require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction-by-jurisdiction basis. During 2007, we concluded that it is more likely than not that a significant portion of our U.S. federal deferred tax assets would be realized and reversed a portion of the valuation allowance. During 2008, we maintained a partial U.S. federal valuation allowance and concluded that a significant portion of our U.S. state deferred tax assets would be realized and reversed a portion of the valuation allowance. The valuation allowance increased substantially in 2008 as a result of changes to other comprehensive income-related taxes for pensions, certain mark to market investments, currency translation adjustments and an increase in the amount of foreign tax credits. During 2009, we continued to maintain partial valuation allowances for U.S. federal and state deferred tax assets. In 2009, the valuation allowances increased over the prior year reflecting an offset of an increase in the gross deferred tax liability for other comprehensive income and the increases of the gross deferred tax assets for losses incurred and other operating timing items. The valuation allowance increases are primarily associated with the U.S. and U.K. Cumulative losses incurred by certain entities in foreign jurisdictions in recent years represent sufficient negative evidence to require maintaining full valuation allowances. We intend to maintain partial or full valuation allowances until sufficient positive evidence exists to support reversal of a valuation allowance in a given taxing jurisdiction.

At October 31, 2009, we had federal net operating loss carryforwards of approximately  $27 million and tax credit carryforwards of approximately  $54 million. The federal net operating losses expire in years beginning 2015 through 2029, and the federal tax credits expire in 2020, if not utilized. At October 31, 2009, we had state net operating loss carryforwards of approximately  $48 million which expire in years beginning 2013 through 2029, if not utilized. In addition, we had state tax credit carryforwards of  $43 million that do not expire. All of the federal and some of the state net operating loss carryforwards are subject to change of ownership limitations provided by the Internal Revenue Code and similar state provisions. These annual loss limitations may result in the expiration or reduced utilization of the net operating losses.  At October 31, 2009, we also had foreign net operating loss carryforwards of approximately  $489 million. Of this foreign loss,  $309 million will expire in years beginning 2011 through 2018, if not utilized. The remaining  $180 million has an indefinite life. Some of the foreign losses are subject to annual loss limitation rules.

The authoritative guidance prohibits recognition of a deferred tax asset for excess tax benefits related to stock and stock option plans that have not yet been realized through reduction in income taxes payable.  Such unrecognized deferred tax benefits totaled  $149 million as of October 31, 2009 and will be accounted for as a credit to shareholders’ equity, if and when realized through a reduction in income taxes payable.

The differences between profit before tax times the U.S. federal statutory income tax rate and our provision for income taxes from operations are:

	Years Ended October 31,
	2009	2008	2007
		(in millions)
Profit before tax times statutory rate	$2	$285	$234
State income taxes, net of federal benefit	6	5	3
Non-U.S. income taxed at different rates	(24)	(118)	(109)
Research credits	(7)	(7)	(7)
Hewlett-Packard settlement or spin related	0	0	(73)
Nondeductible goodwill	2	0	0
Nondeductible employee stock purchase plan expense	2	3	7
Other, net	11	18	4
Valuation allowances	46	(64)	(27)
Provision for income taxes	$38	$122	$32

Effective tax rate	543%	15%	4.8%

The domestic and foreign components of income (loss) earnings from operations before taxes are:

	Years Ended October 31,
	2009	2008	2007
	(in millions)
U.S. operations	$(226)	$(100)	$(460)
Non-U.S. operations	233	915	1,130
Total income (loss) from operations	$7	$815	$670

For 2009, the annual effective tax rate was 543 percent on operations.  The 543 percent operations tax rate reflects that our structure has a fixed component of tax and that on reduced profitability unusual tax rate results. The tax rate also includes tax on earnings in jurisdictions that have low effective tax rates. In addition, net tax benefits totaling  $67 million relating primarily to the lapses of statutes of limitations and tax settlements in foreign jurisdictions are incorporated in the rate. Without considering interest and penalties, the rate reflects taxes in all jurisdictions except the U.S. and foreign jurisdictions in which income tax expense or benefit continues to be offset by adjustments to valuation allowances. We intend to maintain partial or full valuation allowances in these jurisdictions until sufficient positive evidence exists to support the reversal of the valuation allowances.

For 2008, the annual effective tax rate was 15 percent on operations. The 15 percent operations tax rate includes a beneficial release of a portion of the U.S. federal and state valuation allowances which results in U.S. tax expense of nearly zero.  It also includes tax on earnings in other jurisdictions that have low effective tax rates. Without considering interest and penalties, the provision for taxes was recorded for income generated in jurisdictions other than the Netherlands, Puerto Rico, Switzerland, the U.S., and the U.K. where we have recorded valuation allowances.

For 2007, the annual effective tax rate was 4.8 percent on operations. The 4.8 percent operations tax rate reflects taxes at an effective tax rate of zero in the U.S. (due to a release of a significant portion of the valuation allowance) and at low effective tax rates in other jurisdictions. The low operations tax rate includes a benefit of  $31 million related to valuation allowance adjustments based on changes in other comprehensive income items, portions of which are attributable to increases in currency translation adjustments and to increases in the value of certain stock investments. In addition, the tax rate includes benefits totaling  $73 million related to the resolution of primarily non-U.S. tax issues associated with the 2000 spin-off of Agilent from Hewlett-Packard.

         Agilent records U.S. income taxes on the undistributed earnings of foreign subsidiaries unless the subsidiaries’ earnings are considered permanently reinvested outside the U.S.  As of October 31, 2009, the cumulative amount of undistributed earnings considered permanently reinvested is  $2,983 million. The determination of the unrecognized deferred tax liability on these earnings is not practicable. If management decides to remit these permanently reinvested earnings to the U.S. in a future period, our provision for income taxes may increase materially in that period.

Agilent enjoys tax holidays in several different jurisdictions, most significantly in Singapore, Malaysia and Switzerland. The tax holidays provide lower rates of taxation on certain classes of income and require various thresholds of investments and employment or specific types of income in those jurisdictions. During the years 2000 through 2009, Agilent enjoyed tax holidays that applied to manufacturing income generated in Malaysia and Singapore as well as income generated from abroad in Switzerland. The tax holiday in Malaysia expires in 2010. In Singapore, three holidays have now expired. However, two of them are currently being renegotiated. In Switzerland, some tax holidays have been renewed with the next one expiring in 2013. Also, Agilent secured in 2004 an additional Singapore tax holiday for earnings from investments and related activity that began in 2004. The tax holiday applies to applicable earnings of Agilent until the end of 2013, with the opportunity for a reduced rate thereafter.

As a result of the incentives, the impact of the tax holidays decreased income taxes by  $14 million,  $112 million and  $190 million in 2009, 2008 and 2007, respectively. The benefit of the tax holidays on net income per share (diluted) was approximately  $0.04,  $0.30 and  $0.47 in 2009, 2008 and 2007, respectively.

          We are subject to ongoing tax examinations of our tax returns by the Internal Revenue Service and other tax authorities in various jurisdictions. In accordance with the guidance on the accounting for uncertainty in income taxes, we regularly assess the likelihood of adverse outcomes resulting from these examinations to determine the adequacy of our provision for income taxes. These assessments can require considerable estimates and judgments. If our estimate of income tax liabilities proves to be less than the ultimate assessment, a further charge to expense would be required. If events occur and the payment of these amounts ultimately proves to be unnecessary, the reversal of the liabilities would result in tax benefits being recognized in the period when we determine the liabilities are no longer necessary.

We include interest and penalties related to unrecognized tax benefits within the provision for income taxes on the consolidated statements of operations. As of October 31, 2009, we accrued and reported  $41.1 million of interest and penalties relating to unrecognized tax benefits of which  $(0.2) million was recognized in 2009.

A 2009 and 2008 rollforward of our uncertain tax positions including all federal, state and foreign tax jurisdictions is as follows:

	2009	2008
	(in millions)
Balance, beginning of year	$946	$915
Additions for tax positions related to the current year	18	61
Additions for tax positions from prior years	34	20
Reductions for tax positions from prior years	(61)	(41)
Statute of limitations expirations	(7)	(9)
Balance, end of year	$930	$946

In the U.S., the tax years remain open back to the year 2000. In other major jurisdictions where we conduct business, the tax years generally remain open back to the year 2003. It is reasonably possible that changes to our unrecognized tax benefits could be significant in the next twelve months due to lapses of statutes of limitation and tax audit settlements. As a result of uncertainties regarding the timing of the completion of tax audits in various jurisdictions and their possible outcomes, an estimate of the range of increase or decrease that could occur in the next twelve months cannot be made.

Our U.S. federal income tax returns for 2000 through 2007 have been or are under audit by the Internal Revenue Service (“IRS”). In August 2007, we received a Revenue Agent’s Report (“RAR”) for 2000 through 2002. The RAR proposed many adjustments to taxable income. One adjustment, however, which deals with the use of Agilent’s brand name by our foreign affiliates accounts for the majority of the proposed adjustments. In August of 2009, this brand name issue was resolved with no adjustments made to Agilent’s taxable income. We continue to meet with the Appeals Office of the IRS in order to resolve the remaining issues associated with the RAR’s proposed adjustments. We are uncertain as to how and when these issues will be finally resolved. It may take several years. We believe that any required adjustments however will be more than offset by applying available net operating losses from the years under audit and undisputed tax credits. Based on current information, we believe that the ultimate disposition of these matters is unlikely to have a material adverse effect on our consolidated financial position, results of operations or liquidity.

NET INCOME PER SHARE	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Net Income (Loss) Per Share

5.           NET INCOME (LOSS) PER SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted net income (loss) per share computations for the periods presented below. As a result of the company’s net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding.

	Years Ended October 31,
	2009	2008	2007
	(in millions)
Numerator:
Net income (loss)	$ (31)	$ 693	$ 638
Denominators:
Basic weighted average shares	346	363	394
Potentially dilutive common stock equivalents — stock options and other employee stock plans	—	8	12
Diluted weighted average shares	346	371	406

The dilutive effect of share-based awards is reflected in diluted net income (loss) per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation. The total number of share-based awards issued in 2009, 2008 and 2007 were 5 million, 10 million and 16 million, respectively.

In connection with the October 31, 2006 Verigy distribution, on November 1, 2006 Agilent distributed .122435 of an ordinary share of Verigy for each outstanding share of Agilent common stock owned as of October 16, 2006 to Agilent's stockholders. In addition, under the anti-dilution provision of the 1999 Stock Plan, on November 1, 2006 Agilent adjusted the exercise price downward and number of option shares upward for each outstanding employee stock option to preserve the value of the options after the Verigy spin-off. For further details on the distribution see Note 3, "Share-Based Compensation."

The following table presents options to purchase shares of common stock, which were not included in the computation of diluted net income (loss) per share because they were anti-dilutive.

	Years Ended October 31,
	2009	2008	2007
Options to purchase shares of common stock (in millions)	29	7	5
Weighted-average exercise price	$ 30	$ 42	$ 47
Average common stock price	$ 20	$ 33	$ 35

SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Supplemental Cash Flow Information
6.            SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid for income taxes was  $113 million in 2009,  $210 million in 2008 and  $86 million in 2007. Cash paid for interest was  $88 million in 2009 and 2008 and  $89 million in 2007.

INVENTORY	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Inventory
7.            INVENTORY
	October 31,
	2009	2008
	(in millions)
Finished goods	$ 285	$ 331
Purchased parts and fabricated assemblies	267	315
Inventory	$ 552	$ 646

Inventory-related excess and obsolescence charges of  $54 million,  $24 million and  $21 million were recorded in total cost of products in 2009, 2008 and 2007, respectively. We record excess and obsolete inventory charges for both inventory on our site as well as inventory at our contract manufacturers and suppliers where we have non-cancelable purchase commitments.

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Property, Plant and Equipment, Net
8.            PROPERTY, PLANT AND EQUIPMENT, NET

	October 31,
	2009	2008
	(in millions)
Land	$ 97	$ 91
Buildings and leasehold improvements	1,210	1,147
Machinery and equipment	779	758
Software	365	350
Total property, plant and equipment	2,451	2,346
Accumulated depreciation and amortization	(1,606)	(1,522)
Property, plant and equipment, net	$ 845	$ 824

Asset impairments other than restructuring were zero million in 2009 and  $1 million in both 2008 and 2007. Depreciation expenses were  $112 million in 2009,  $126 million in 2008 and  $142 million in 2007.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Goodwill and Other Intangible Assets

9.	GOODWILL AND OTHER INTANGIBLE ASSETS

The goodwill balances at October 31, 2009 and 2008 and the movements in 2009 and 2008 for each of our reportable segments are shown in the table below:

	Life Sciences	Chemical Analysis	Electronic Measurement	Total
	(in millions)
Goodwill at October 31, 2007	$92	$145	$321	$558
Foreign currency translation impact	(1)	—	22	21
Goodwill arising from acquisitions	31	11	25	67
Goodwill at October 31, 2008	122	156	368	646
Foreign currency translation impact	—	1	25	26
Disposals	—	(7)	(15)	(22)
Goodwill arising from acquisitions	1	1	3	5
Goodwill at October 31, 2009	$123	$151	$381	$655

The component parts of other intangible assets at October 31, 2009 and 2008 are shown in the table below:

	Other Intangible Assets
	Gross Carrying Amount	Accumulated Amortization	Net Book Value
	(in millions)
As of October 31, 2008:
Purchased technology	$281	$124	$157
Trademark/Tradename	32	3	29
Customer relationships	85	43	42
Total	$398	$170	$228
As of October 31, 2009:
Purchased technology	$281	$170	$111
Trademark/Tradename	32	6	26
Customer relationships	85	55	30
Total	$398	$231	$167

In 2009, we recorded  $5 million of goodwill primarily relating to the purchase of the remaining unowned portion of a joint venture. Goodwill was reduced by  $22 million due to businesses that we divested during 2009 some of which had not been fully integrated into Agilent. We recorded zero additions to other intangibles and recorded  $16 million of impairment charges to other intangibles primarily related to divested businesses.

In 2008, we purchased  $103 million of other intangibles and recorded  $67 million of goodwill relating to seven acquisitions and a purchase of the remaining unowned portion of a joint venture. On December 18, 2007, we completed the acquisition of Velocity11, a designer, manufacturer and marketer of robotic solutions. The aggregate purchase price was approximately  $111 million in cash used to purchase 100 percent of Velocity11’s outstanding common shares and vested common stock options that Velocity11 employees held on the closing date of the acquisition.

Pro forma disclosures were not required for any of these acquisitions, as they were not material.

Amortization of intangible assets was  $45 million in 2009,  $53 million in 2008, and  $40 million in 2007. Future amortization expense related to existing purchased intangible assets is estimated to be  $39 million in 2010,  $35 million for 2011,  $28 million for 2012,  $20 million for 2013,  $14 million for 2014, and  $31 million thereafter.

INVESTMENTS	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Investments
10.	INVESTMENTS

  The following table summarizes the company’s investments as of October 31, 2009 and 2008 (net book value):

	October 31,
	2009	2008
	(in millions)
Short-Term
Available-for-sale investments	$ 14	$ 24
Long-Term
Cost method investments	$ 82	$ 68
Trading securities	50	57
Available-for-sale investments	31	81
Total	$ 163	$ 206

Cost method investments consist of non-marketable equity securities and two special funds and are accounted for at historical cost. Trading securities are reported at fair value, with gains or losses resulting from changes in fair value recognized currently in earnings. Investments designated as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, included in stockholders' equity.

In February 2008, Agilent traded an externally managed short-term investment fund for the underlying securities of the investment and now manages those investments internally. The securities received were fixed income debt securities and are held as available-for-sale.  Agilent estimated the fair values based on quoted market prices or pricing models using current market rates. These estimated fair values may not be representative of actual values that could have been realized as of October 31, 2009 and 2008 or that will be realized in the future.

Investments in available-for-sale securities at estimated fair value were as follows as of October 31, 2009 and October 31, 2008:

	October 31, 2009					October 31, 2008
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value		Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in				millions)
Debt securities	$ 36	$ —	$ —	$ 36		$ 101	$ —	$ (5)	$ 96
Equity securities	4	5	—	9		4	5	—	9
	$ 40	$ 5	$ —	$ 45		$ 105	$ 5	$ (5)	$ 105

 Contractual maturities of available-for-sale debt securities were as follows at October 31, 2009:

	Cost	Estimated Fair Value
	(in millions)

Due in less than 1 year	$14	$14
Due in 1-5 years	6	7
Due after 5 years	16	15
	$36	$36

All of our investments, excluding trading securities, are subject to periodic impairment review. The impairment analysis requires significant judgment to identify events or circumstances that would likely have significant adverse effect on the future value of the investment. We consider various factors in determining whether an impairment is other-than-temporary, including the severity and duration of the impairment, forecasted recovery, the financial condition and near-term prospects of the investee, and our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Amounts included in other income (expense) for realized gains and losses on the sale of available-for-sale securities and other than temporary impairments were as follows:

	Years Ended October 31,
	2009	2008	2007
	(in millions)
Available-for-sale investments – realized gain (loss)	$ 1	$ (4)	$ 2
Other than temporary impairment on investments	$ (9)	$ (6)	$ (7)

        Net unrealized gains and losses on our trading securities portfolio were  $6 million of unrealized losses in 2009,  $15 million of unrealized losses in 2008 and  $10 million of unrealized gains in 2007.

Realized gains and losses from the sale of cost method securities were  $1 million of realized gains for 2009 and zero for 2008 and 2007

FAIR VALUE MEASUREMENTS	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Fair Value Measurements

11.	FAIR VALUE MEASUREMENTS

The authoritative guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, we consider the principal or most advantageous market and assumptions that market participants would use when pricing the asset or liability.

 Fair Value Hierarchy

The guidance establishes a fair value hierarchy that prioritizes the use of inputs used in valuation techniques into three levels. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. There are three levels of inputs that may be used to measure fair value:

Level 1- applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2- applies to assets or liabilities for which there are inputs other than quoted prices included within level 1 that are observable, either directly or indirectly, for the asset or liability such as: quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in less active markets; or other inputs that can be derived principally from, or corroborated by, observable market data.

Level 3- applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Financial assets and liabilities measured at fair value on a recurring basis as of October 31, 2009 were as follows:

		Fair Value Measurement at October 31, 2009 Using
	October 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Assets:
Short-term
Cash equivalents (money market funds)	$1,888	$1,888	$—	$—
Available-for-sale investments	14	—	11	3
Derivative instruments	14	—	14	—
Long-term
Trading securities	50	50	—	—
Available-for-sale investments	31	9	19	3
Restricted cash (commercial paper)	1,555	—	1,555	—

Total assets measured at fair value	$3,552	$1,947	$1,599	$6

Liabilities:
Short-term
Derivative instruments	$8	$—	$8	$—
Long-term
Deferred compensation liability	49	—	49	—
Total liabilities measured at fair value	$57	$—	$57	$—

Our money market funds, some publicly traded available-for-sale investments, and our trading securities investments are generally valued using quoted market prices and therefore are classified within level 1 of the fair value hierarchy. Our derivative financial instruments are classified within level 2, as there is not an active market for each hedge contract, but the inputs used to calculate the value of the instruments are tied to active markets.  Most available-for-sale investments as well as our commercial paper are classified as level 2 because although the values are not directly based on quoted market prices, the inputs used in the calculations are observable.  Marketable securities measured at fair value using level 3 inputs are comprised of asset-backed securities, mortgage-backed securities, and corporate bonds within our available-for-sale investment portfolio. The values of these investments are determined based on models for which some of the inputs are not readily observable. Counterparty credit risk is evaluated when assigning levels to our financial instruments.

Trading securities are reported at fair value, with gains or losses resulting from changes in fair value recognized currently in earnings. Investments designated as available-for-sale and certain derivative instruments are reported at fair value, with unrealized gains and losses, net of tax, included in stockholders' equity. Realized gains and losses from the sale of these instruments are recorded in earnings.

For assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2009:

Year Ended October 31, 2009

Balance, beginning of period	$19
Realized losses related to amortization of premium	(2)
Unrealized gains included in accumulated other comprehensive income	1
Realized losses related to investment impairments	(4)
Sales	(6)
Transfers into (out of) level 3	(2)

Balance, end of period	$6
Total losses included in earnings attributable to change in unrealized losses relating to assets still held at the reporting date, reported in interest and other income, net	$(2)

DERIVATIVES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Derivatives

12.	DERIVATIVES

We are exposed to foreign currency exchange rate fluctuations and interest rate changes in the normal course of our business. As part of risk management strategy, we use derivative instruments, primarily forward contracts, purchased options, and interest rate swaps, to hedge economic and/or accounting exposures resulting from changes in foreign currency exchange rates and interest rates.

Fair Value Hedges

The company enters into fair value hedges to reduce the exposure of our debt portfolio to interest rate risk. We issue long-term senior notes in U.S. dollars based on market conditions at the time of financing. We use interest rate swaps to modify the market risk exposure in connection with fixed interest rate senior notes to U.S. dollar London inter bank offered rate (“LIBOR”) -based floating interest rate. Alternatively, we may choose not to swap fixed for floating interest rate or may terminate a previously executed swap.  We designate and qualify these interest rate swaps as fair value hedges of the interest rate risk inherent in the debt. For derivative instruments that are designated and qualify as fair value hedges, we recognize the gain or loss on the derivative instrument, as well as the offsetting loss or gain on the hedged item attributable to the hedged risk, in interest expense, in the consolidated statement of operations. The fair value of the swaps is recorded on the consolidated balance sheet at each period end, with an offsetting entry in senior notes. As of October 31, 2009, there were 9 interest rate swap contracts designated as fair value hedges. The notional amount of these interest rate swap contracts, receive-fixed/pay-variable, was  $750 million.

Cash Flow Hedges

The company also enters into foreign exchange contracts to hedge our forecasted operational cash flow exposures resulting from changes in foreign currency exchange rates. These foreign exchange contracts, carried at fair value, have maturities between one and twelve months. These derivative instruments are designated and qualify as cash flow hedges under the criteria prescribed in the authoritative guidance.  The changes in the value of the effective portion of the derivative instrument are recognized in accumulated other comprehensive income. Amounts associated with cash flow hedges are reclassified to cost of sales in the consolidated statement of operations when either the forecasted transaction occurs or it becomes probable that the forecasted transaction will not occur. Changes in the fair value of the ineffective portion of derivative instruments are recognized in cost of sales in the consolidated statement of operations in the current period.

Other Hedges

Additionally, the company enters into foreign exchange contracts to hedge monetary assets and liabilities that are denominated in currencies other than the functional currency of our subsidiaries. These foreign exchange contracts are carried at fair value and do not qualify for hedge accounting treatment and are not designated as hedging instruments. Changes in value of the derivative are recognized in other income (expense) in the consolidated statement of operations, in the current period, along with the offsetting gain or loss on the underlying assets or liabilities.

All of our derivative agreements contain threshold limits to the net liability position with counterparties and are dependent on our corporate credit rating determined by the major credit rating agencies. If our corporate credit rating were to fall below the threshold limits, the counterparties to the derivative instruments may request collateralization on derivative instruments in net liability positions.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of October 31, 2009, was approximately  $1 million. The credit-risk-related contingent features underlying these agreements had not been triggered as of October 31, 2009.

          There were 112 foreign exchange forward contracts and 7 foreign exchange option contracts open as of October 31, 2009 and designated as cash flow hedges. There were 147 foreign exchange forward contracts open as of October 31, 2009 not designated as hedging instruments. The aggregated notional amounts by currency and designation as of October 31, 2009 were as follows:

	Derivatives in Cash Flow Hedging Relationships		Derivatives Not Designated as Hedging Instruments
Currency	Forward Contracts	Option Contracts	Forward Contracts
	Buy/(Sell)	Buy/(Sell)	Buy/(Sell)
	(in millions)
Euro	$(69)	$—	$278
British Pound	3	—	134
Swiss Franc	(13)	—	40
Malaysian Ringgit	74	—	25
Canadian Dollar	(26)	—	18
Japanese Yen	(21)	(99)	(16)
Other	20	—	(6)
	$(32)	$(99)	$473

Derivative instruments are subject to master netting arrangements and qualify for net presentation in the balance sheet. The gross fair values and balance sheet location of derivative instruments held in the consolidated balance sheet as of October 31, 2009 were as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
	(in millions)
Derivatives designated as hedging instruments:
Fair value hedges
Interest rate contracts	Other assets	$3	Other long-term liabilities	$—
Cash flow hedges
Foreign exchange contracts	Other current assets	$8	Other accrued liabilities	$5
	Other accrued liabilities	—	Other current assets	1
		$11		$6
Derivatives not designated as hedging instruments:
Foreign exchange contracts	Other current assets	$8	Other accrued liabilities	$3
	Other accrued liabilities	—	Other current assets	1
		$8		$4

Total derivatives		$19		$10

The effect of derivative instruments for foreign exchange contracts designated as hedging instruments and not designated as hedging instruments in our consolidated statement of operations were as follows:

Year Ended
October 31, 2009
Derivatives designated as hedging instruments
Fair Value Hedges
Gain on interest rate swap contracts in interest expense	$2
Cash Flow Hedges
Gain recognized in OCI on derivatives	$1
Loss reclassified from OCI into cost of sales	$23
Derivatives not designated as hedging instruments
Gain recognized in other income (expense)	$82

The estimated net amount of existing gains at October 31, 2009 that is expected to be reclassified from other comprehensive income to the cost of sales within the next twelve months is  $2 million.

RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Restructuring Costs, Asset Impairments And Special Charges

13.	RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES

Our 2005 restructuring program, announced in the fourth quarter of 2005, is largely complete. The remaining obligations under this and previous plans relate primarily to lease obligations that are expected to be satisfied over approximately the next two years.

In the first quarter of 2009, we announced a new restructuring program (the “FY 2009 Plan”) to reduce our annual operating expenses by reducing approximately 500 positions of the global workforce of regular employees. The FY 2009 Plan was conceived in response to deteriorating economic conditions and is designed to deliver sufficient savings to enable our businesses to reach their profitability targets. In the second quarter of 2009, we announced additional actions as part of the FY 2009 Plan to restructure our global infrastructure organization and our electronic measurement segment in response to the continuing deterioration of economic conditions. These additional actions will ultimately reduce our global workforce of regular employees by approximately 3,300 positions, bringing the total headcount reductions under the FY 2009 Plan to approximately 3,800 positions. We expect to complete all the actions under the FY 2009 Plan by the second quarter of fiscal 2010. As of October 31, 2009 approximately 600 employees within electronic measurement are pending termination under the FY 2009 Plan.

Special charges related to inventory include estimated future payments that we are contractually obliged to make to our suppliers in connection with future inventory purchases and inventory on hand written down. In both cases, actions taken under our FY 2009 Plan, including exiting lines of business, have caused the value of this inventory to decrease below its cost.

A summary of total restructuring activity and other special charges is shown in the table below:

	Workforce Reduction	Consolidation of Excess Facilities	Impairment of Building and Purchased Intangible Assets	Special Charges related to Inventory	Total
	(in millions)
Balance as of October 31, 2006	$13	$58	$—	$—	$71
Income statement expense	17	(5)	—	—	12
Cash payments	(29)	(22)	—	—	(51)
Balance as of October 31, 2007	$1	$31	$—	$—	$32
Income statement expense	—	(4)	—	—	(4)
Cash payments	(1)	(17)	—	—	(18)
Balance as of October 31, 2008	$—	$10	$—	$—	$10
Income statement expense	202	18	27	20	267
Asset impairments/inventory charges	—	—	(27)	(9)	(36)
Cash payments	(153)	(9)	—	(10)	(172)
Balance as of October 31, 2009	$49	$19	$—	$1	$69

The restructuring and other special accruals for all plans, which totaled  $69 million at October 31, 2009 and  $10 million at October 31, 2008, are recorded in other accrued liabilities and other long-term liabilities on the consolidated balance sheet. These balances reflect estimated future cash outlays.

We expect workforce reduction payments, primarily severance, to be largely complete by the end of the second quarter of fiscal 2010. Lease payments should primarily be complete in approximately four years, and payments to suppliers in connection with inventory should be complete by the end of the second quarter of fiscal 2010.

A summary of the charges/(income) in the consolidated statement of operations resulting from all restructuring plans is shown below:

	Years Ended October 31,
	2009	2008	2007
	(in millions)
Cost of products and services	$77	$—	$6
Research and development	35	—	1
Selling, general and administrative	155	(4)	5
Total restructuring, asset impairments and other special charges	$267	$(4)	$12

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Retirement Plans and Post Retirement Pension Plans

14.            RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS

General. Substantially all of our employees are covered under various defined benefit and/or defined contribution pension plans. Additionally, we sponsor post-retirement health care benefits and a death benefit under the Agilent Survivor Protection Plan for our eligible U.S. employees.

Agilent provides U.S. employees, who meet eligibility criteria under the retirement plan, defined benefits which are generally based on an employee's highest five consecutive years' average pay during the years of employment and on length of service. For eligible service through October 31, 1993, the benefit payable under the Agilent Retirement Plan is reduced by any amounts due to the eligible employee under our defined contribution Deferred Profit-Sharing Plan ("DPSP"), which was closed to new participants as of November 1993.

In addition, in the U.S., Agilent maintains the Supplemental Benefits Retirement Plan (“SBRP”), a supplemental non-qualified defined benefit plan to provide benefits that would be provided under the Retirement Plan (“RP”)  but for limitations imposed by the Internal Revenue Code. The RP and the SBRP comprise the “U.S. Plans”.

As of October 31, 2009 and 2008, the fair value of plan assets of the DPSP for U.S. Agilent Employees was  $517 million and  $520 million, respectively. Note that the projected benefit obligation for the DPSP equals the fair value of plan assets.

Eligible employees outside the U.S. generally receive retirement benefits under various retirement plans based upon factors such as years of service and/or employee compensation levels. Eligibility is generally determined in accordance with local statutory requirements. Our U.S. retirees who retired prior to January 1, 2005, are also covered by a lump sum death benefit that is part of the Agilent Survivor Protection Plan. In July 2004, the Agilent Survivor Protection Plan  was revised to eliminate the  $5,000 Retiree Survivor Benefit for all U.S. retirees who retire on or after January 1, 2005. See also Plan Amendments below.

 401(k) defined contribution plan.  Eligible U.S. employees may participate in the Agilent Technologies, Inc. 401(k) Plan (the "401(k) Plan"). Enrollment in the 401(k) Plan is automatic for employees who meet eligibility requirements unless they decline participation. Under the 401(k) Plan, we provide matching contributions to employees up to a maximum of 4 percent of an employee's annual eligible compensation. The maximum contribution to the 401(k) Plan is 50 percent of an employee's annual eligible compensation, subject to regulatory limitations. The 401(k) Plan expense included in income from operations was  $23 million in 2009,  $26 million in 2008 and  $25 million in 2007Post-retirement medical benefit plans. In addition to receiving pension benefits, our U.S. employees who meet eligibility requirements as of their termination date may participate in our Non-Medicare Medical Plan, and if eligible, the Medicare Medical Plan under the Agilent Health Plan. These two plans are (the Post-Retirement Benefit Plans”). Current U.S. employees may become eligible for these benefits, and the existing benefit obligation relates primarily to those employees. Eligible  retirees may choose from managed-care and indemnity options, with the company subsidization level dependent on a number of factors including employment status as of January 1, 2005, the option chosen, and length of service.

Plan Amendments. On July 14, 2009 the Compensation Committee of the Board of Directors approved design changes to Agilent’s U.S. Plans.  Effective October 31, 2009, benefits under the current U.S. Plans formula will be frozen and all future benefit accruals for existing employees and new hires will be calculated under a new formula. The new formula will allocate a percentage of each month’s eligible earnings to be payable as a lump sum at age 65 whereas the current formula defines a monthly annuity payable at age 65. In addition, effective November 1, 2009, the  $5,000 Retiree Survivor Benefit under the Agilent Survivor Protection Plan will be discontinued.

Due to these plan amendments, we recorded gains of  $117 million and  $15 million in accumulated other comprehensive loss in 2009 for the U.S. Plans and U.S. post retirement benefit plans, respectively.

Medicare Prescription Drug, Improvement and Modernization Act of 2003.  In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was passed which expands Medicare to include an outpatient prescription drug benefit beginning in 2006. In May 2004, the FASB issued guidance on how companies should account for the impact of the Act on its postretirement healthcare plans. Beginning in 2006, the federal government provides a non-taxable subsidy to employers that sponsor prescription drug benefits to retirees that are "actuarially equivalent" to Medicare Part D benefits. The prescription drug benefits offered under our plans qualify for this subsidy and assuming that we will continue to offer these benefits, we have reflected the expected subsidy according to the guidance prospectively in our financial statements.

Components of net periodic cost. The company uses alternate methods of amortization as allowed by the authoritative guidance which amortizes the actuarial gains and losses on a consistent basis for the years presented. For U.S. Plans, gains and losses are amortized over the average future working lifetime. For Non-U.S. Plans and U.S. Post-Retirement Benefit Plans, gains and losses are amortized using a separate layer for each year’s gains and losses. For the years ended October 31, 2009, 2008 and 2007, our net pension and post-retirement benefit costs were comprised of:

	Pensions						U.S. Post-Retirement Benefit Plans
	U.S. Plans			Non-U.S. Plans
	2009	2008	2007	2009	2008	2007	2009	2008	2007
	(in millions)
Service cost — benefits earned during the period	$ 33	$ 37	$ 40	$ 34	$ 38	$ 38	$ 3	$ 4	$ 4
Interest cost on benefit obligation	43	38	39	73	74	65	29	27	27
Expected return on plan assets	(38)	(56)	(53)	(86)	(109)	(95)	(20)	(31)	(28)
Amortization and deferrals:
Actuarial (gain) loss	3	(13)	(5)	41	20	32	8	—	2
Prior service cost	(3)	—	—	(2)	(1)	—	(15)	(13)	(9)
Net plan costs (income)	38	6	21	60	22	40	5	(13)	(4)
Curtailments and settlements	—	—	(1)	(3)	—	—	(13)	—	—
Total net plan costs (income)	$ 38	$ 6	$ 20	$ 57	$ 22	$ 40	$ (8)	$ (13)	$ (4)

For the U.S. plans, because of lump sum payouts in the first quarter of 2007, we recorded a  $1 million settlement gain.  In 2009, as a result of reductions in workforce, we recorded a  $3 million curtailment gain and a  $13 million curtailment gain in the income statement for the Non-U.S. Plans and U.S. Post-Retirement Benefit Plans, respectively.

Funded status.  As of October 31, 2009 and 2008, the funded status of the defined benefit and post-retirement benefit plans was:

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		U.S. Post-Retirement Benefit Plans
	(in millions)
	2009	2008	2009	2008	2009	2008
Change in fair value of plan assets:
Fair value — beginning of year	$ 449	$ 685	$ 1,367	$ 1,693	$ 243	$ 373
Actual return on plan assets	66	(199)	55	(299)	30	(106)
Employer contributions	37	1	71	43	1	—
Participants' contributions	—	—	3	3	—	—
Benefits paid	(70)	(39)	(53)	(42)	(23)	(24)
Transfer from DPSP	—	1	—	—	—	—
Currency impact	—	—	32	(31)	—	—
Fair value — end of year	$ 482	$ 449	$ 1,475	$ 1,367	$ 251	$ 243
Change in benefit obligation:
Benefit obligation — beginning of year	$ 584	$ 641	$ 1,372	$ 1,508	$ 358	$ 437
Service cost	33	37	34	38	3	4
Interest cost	43	38	73	74	29	27
Participants' contributions	—	—	3	3	—	—
Plan amendment	(117)	—	—	—	(15)	(15)
Actuarial (gain) loss	90	(94)	140	(157)	137	(72)
Benefits paid	(72)	(39)	(53)	(42)	(23)	(23)
Transfer from DPSP	—	1	—	—	—	—
Curtailments	(13)	—	(2)	—	1	—
Currency impact	—	—	43	(52)	—	—
Benefit obligation — end of year	$ 548	$ 584	$ 1,610	$ 1,372	$ 490	$ 358
Overfunded (underfunded) status of PBO	$ (66)	$ (135)	$ (135)	$ (5)	$ (239)	$ (115)
Amounts recognized in the consolidated balance sheet consist of:
Other assets	$ —	$ —	$ 27	$ 39	$ —	$ —
Employee compensation and benefits	(2)	(2)	—	—	—	—
Retirement and post-retirement benefits	(64)	(133)	(162)	(44)	(239)	(115)
Net asset (liability)	$ (66)	$ (135)	$(135)	$ (5)	$ (239)	$ (115)
Amounts Recognized in Accumulated Other Comprehensive Income (loss):
Actuarial (gains) losses	$ 70	$ 23	$ 494	$ 345	$ 217	$ 99
Prior service costs (benefits)	(114)	—	(16)	(16)	(100)	(114)
Total	$ (44)	$ 23	$ 478	$ 329	$ 117	$ (15)

Adoption of amended accounting guidance. On October 31, 2007, the company adopted the provisions of the amended authoritative accounting guidance. This amendment requires recognition of the overfunded or underfunded status of each plan as an asset or liability in the consolidated balance sheet with the offsetting change in that funded status to accumulated other comprehensive income.  Upon adoption, this standard requires immediate recognition in accumulated other comprehensive income of actuarial gains/losses and prior service costs/benefits--both of which were previously unrecognized. The statement also requires defined benefit plans to be measured at the fiscal year end.  The measurement date requirement is effective for this year.

The amounts in accumulated other comprehensive income expected to be recognized as components of net expense during 2010 are as follows:

	U.S. Defined Benefit Plans	Non-U.S. Defined Benefit Plans	U.S. Post-Retirement Benefit Plans
(in millions)
Amortization of net prior service cost (benefit)	$ (12)	$ (1)	$ (14)
Amortization of actuarial net loss (gain)	$ 7	$ 54	$ 16

Investment policies and strategies as of October 31, 2009 and 2008.  Plan assets consist primarily of publicly-traded stocks and bonds. In the U.S., our Agilent Retirement Plan and post-retirement benefit target asset allocation is approximately 80 percent to equities and approximately 20 percent to fixed income investments. Our DPSP target asset allocation is approximately 60 percent to equities and approximately 40 percent to fixed income investments. Approximately 10 percent of our U.S. equity portfolio consists of alternative investments, largely private equity partnerships. The general investment objective for all our plan assets is to obtain the optimum rate of investment return on the total investment portfolio consistent with the assumption of a reasonable level of risk. The safety and protection of principal is a primary concern, and we believe that a well-diversified investment portfolio will result in the highest attainable investment return (income plus capital appreciation) with the lowest overall risk. Specific investment objectives for the plans' portfolios are to: maintain and enhance the purchasing power of the plans' assets; achieve investment returns consistent with the level of risk being taken; and earn performance rates of return in accordance with the benchmarks adopted for each asset class. Outside the U.S., our  target asset allocation is from 45 to 60 percent to equities, from 30 to 55 percent to fixed income investments, and from zero to 10 percent to real estate investments, depending on the plan. All plans' assets are broadly diversified.

Comment on current market conditions. Due to fluctuations in equity markets, our actual allocations of plan assets at October 31, 2009 and 2008 differ from the target allocation. Our policy is to bring the actual allocation in line with the target allocation.

The table below presents the combined projected benefit obligation ("PBO"), accumulated benefit obligation ("ABO") and fair value of plan assets, grouping plans using comparisons of the PBO and ABO relative to the plan assets as of October 31, 2009 or 2008.

	2009		2008
	Benefit Obligation	Fair Value of Plan Assets	Benefit Obligation	Fair Value of Plan Assets
(in millions)
	PBO		PBO
U.S. defined benefit plans where PBO exceeds the fair value of plan assets	$ 548	$ 482	$ 584	$ 449
U.S. defined benefit plans where fair value of plan assets exceeds PBO	—	—	—	—
Total	$ 548	$ 482	$ 584	$ 449
Non-U.S. defined benefit plans where PBO exceeds or is equal to the fair value of plan assets	$ 1,152	$ 990	$ 670	$ 624
Non-U.S. defined benefit plans where fair value of plan assets exceeds PBO	458	485	702	743
Total	$ 1,610	$ 1,475	$ 1,372	$ 1,367

	ABO		ABO
U.S. defined benefit plans where ABO exceeds the fair value of plan assets	$ 548	$ 482	$ 485	$ 449
U.S. defined benefit plans where the fair value of plan assets exceeds ABO	—	—	—	—
Total	$ 548	$ 482	$ 485	$ 449
Non-U.S. defined benefit plans where ABO exceeds or is equal to the fair value of plan assets	$ 716	$ 628	$ 70	$ 66
Non-U.S. defined benefit plans where fair value of plan assets exceeds ABO	799	847	1,216	1,301
Total	$ 1,515	$ 1,475	$ 1,286	$ 1,367

Contributions and estimated future benefit payments. During fiscal year 2010, we expect to contribute  $32 million to the U.S. defined benefit plans,  $54 million to plans outside the U.S., and zero to the Post-retirement Medical Plans.  The following table presents expected future benefit payments for the next 10 years.

	U.S. Defined Benefit Plans	Non-U.S. Defined Benefit Plans	U.S. Post- Retirement Benefit Plans
			Gross	Medicare Part D Subsidy	Net
(in millions)
2010	$ 47	$ 41	$ 25	$ 2	$ 23
2011	$ 51	$ 42	$ 27	$ 2	$ 25
2012	$ 56	$ 45	$ 28	$ 2	$ 26
2013	$ 60	$ 49	$ 30	$ 2	$ 28
2014	$ 65	$ 54	$ 32	$ 3	$ 29
2015 – 2019	$ 399	$ 337	$ 181	$ 18	$ 163

Assumptions.  The assumptions used to determine the benefit obligations and expense for our defined benefit and post-retirement benefit plans are presented in the tables below. The expected long-term return on assets below represents an estimate of long-term returns on investment portfolios consisting of a mixture of equities, fixed income and alternative investments in proportion to the asset allocations of each of our plans. We consider long-term rates of return, which are weighted based on the asset classes (both historical and forecasted) in which we expect our pension and post-retirement funds to be invested. Discount rates reflect the current rate at which pension and post-retirement obligations could be settled based on the measurement dates of the plans – October 31. For the non-U.S. plans, the measurement date was September 30 for 2008.  The U.S. discount rates at October 31, 2009 and 2008 were determined by matching the expected plan benefit payments against an industry discount curve as well as reviewing the movement of industry benchmarks. The non-U.S. rates were generally based on published rates for high-quality corporate bonds. The range of assumptions that were used for the non-U.S. defined benefit plans reflects the different economic environments within various countries.

Assumptions used to calculate the net periodic cost in each year were as follows:

	For years ended October 31,
	2009	2008	2007
U.S. defined benefit plans:
Discount rate	8.5%	6.25%	6.0%
Average increase in compensation levels	3.5%	3.5%	4.0%
Expected long-term return on assets	8.5%	8.5%	8.5%
Non-U.S. defined benefit plans:
Discount rate	2.25-6.5%	2.25-5.9%	2.25-5.0%
Average increase in compensation levels	2.5-4.0%	2.5-4.0%	2.5-4.25%
Expected long-term return on assets	4.5-7.25%	4.5-7.25%	4.5-7.0%
U.S. post-retirement benefits plans:
Discount rate	8.5%	6.25%	6.0%
Expected long-term return on assets	8.5%	8.5%	8.5%
Current medical cost trend rate	10.0%	10.0%	10.0%
Ultimate medical cost trend rate	5.0%	5.0%	5.0%
Medical cost trend rate decreases to ultimate rate in year	2018	2013	2012

Assumptions used to calculate the benefit obligation were as follows:

	As of the Years Ending October 31,
	2009	2008
U.S. defined benefit plans:
Discount rate	5.25%	8.5%
Average increase in compensation levels	3.5%	3.5%
Expected long-term return on assets	8.5%	8.5%
Non-U.S. defined benefit plans:
Discount rate	2.25-5.75%	2.25-6.5%
Average increase in compensation levels	2.5-3.75%	2.5-4.0%
Expected long-term return on assets	4.25-7.0%	4.5-7.25%
U.S. post-retirement benefits plans:
Discount rate	5.5%	8.5%
Expected long-term return on assets	8.5%	8.5%
Current medical cost trend rate	10.0%	10.0%
Ultimate medical cost trend rate	5.0%	5.0%
Medical cost trend rate decreases to ultimate rate in year	2019	2014

Assumed health care trend rates could have a significant effect on the amounts reported for Post-retirement Medical Plans. A one percentage point change in the assumed health care cost trend rates for the year ended October 31, 2009 would have the following effects:

	One Percentage Point Increase	One Percentage Point Decrease
(in millions)
Effect on total service and interest cost components	$ 3	$ (2)
Effect on post-retirement benefit obligations	$ 51	$ (44)

GUARANTEES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Guarantees

15.            GUARANTEES

Standard Warranty

A summary of the standard warranty accrual activity is shown in the table below. The standard warranty accrual balances are held in other accrued and other long-term liabilities.

	October 31,
	2009	2008
	(in millions)
Balance as of October 31, 2008 and 2007	$29	$29
Accruals for warranties issued during the period	44	50
Changes in estimates	6	1
Settlements made during the period	(51)	(51)
Balance as of October 31, 2009 and 2008	$28	$29

Indemnifications to Avago

        In connection with the sale of our semiconductor products business in December 2005, we agreed to indemnify Avago, its affiliates and other related parties against certain damages that it might incur in the future. The continuing indemnifications primarily cover damages relating to liabilities of the businesses that Agilent retained and did not transfer to Avago, as well as pre-closing taxes and other specified items. In our opinion, the fair value of these indemnifications was not material as of October 31, 2009.

Indemnifications to Verigy

        In connection with the spin-off of Verigy, we agreed to indemnify Verigy and its affiliates against certain damages which it might incur in the future. These indemnifications primarily cover damages relating to liabilities of the businesses that Agilent did not transfer to Verigy, liabilities that might arise under limited portions of Verigy's IPO materials that relate to Agilent, and costs and expenses incurred by Agilent or Verigy to effect the IPO, arising out of the distribution of Agilent's remaining holding in Verigy ordinary shares to Agilent's stockholders, or incurred to effect the separation of the semiconductor test solutions business from Agilent to the extent incurred prior to the separation on June 1, 2006. In our opinion, the fair value of these indemnifications was not material as of October 31, 2009.

Indemnifications to Hewlett-Packard

        We have given multiple indemnities to Hewlett-Packard in connection with our activities prior to our spin-off from HP for the businesses that constituted Agilent prior to the spin-off. These indemnifications cover a variety of aspects of our business, including, but not limited to, employee, tax, intellectual property and environmental matters. The agreements containing these indemnifications have been previously disclosed as exhibits to our registration statement on Form S-1 filed on August 16, 1999. In our opinion, the fair value of these indemnifications was not material as of October 31, 2009.

Indemnifications to Officers and Directors

        Our corporate by-laws require that we indemnify our officers and directors, as well as those who act as directors and officers of other entities at our request, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings arising out of their services to Agilent and such other entities, including service with respect to employee benefit plans. In addition, we have entered into separate indemnification agreements with each director and each board-appointed officer of Agilent which provide for indemnification of these directors and officers under similar circumstances and under additional circumstances. The indemnification obligations are more fully described in the by-laws and the indemnification agreements. We purchase standard insurance to cover claims or a portion of the claims made against our directors and officers. Since a maximum obligation is not explicitly stated in our by-laws or in our indemnification agreements and will depend on the facts and circumstances that arise out of any future claims, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, we have not made payments related to these obligations, and the fair value for these obligations was not material on the consolidated balance sheet as of October 31, 2009.

Other Indemnifications

        As is customary in our industry and as provided for in local law in the U.S. and other jurisdictions, many of our standard contracts provide remedies to our customers and others with whom we enter into contracts, such as defense, settlement, or payment of judgment for intellectual property claims related to the use of our products. From time to time, we indemnify customers, as well as our suppliers, contractors, lessors, lessees, companies that purchase our businesses or assets and others with whom we enter into contracts, against combinations of loss, expense, or liability arising from various triggering events related to the sale and the use of our products and services, the use of their goods and services, the use of facilities and state of our owned facilities, the state of the assets and businesses that we sell and other matters covered by such contracts, usually up to a specified maximum amount. In addition, from time to time we also provide protection to these parties against claims related to undiscovered liabilities, additional product liability or environmental obligations. In our experience, claims made under such indemnifications are rare and the associated estimated fair value of the liability was not material as of October 31, 2009.

        In connection with the sale of several of our businesses, we have agreed to indemnify the buyers of such business, their respective affiliates and other related parties against certain damages that they might incur in the future. The continuing indemnifications primarily cover damages relating to liabilities of the businesses that Agilent retained and did not transfer to the buyers, as well as other specified items. In our opinion, the fair value of these indemnifications was not material as of October 31, 2009

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Commitments and Contingencies

16.            COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments: We lease certain real and personal property from unrelated third parties under non-cancelable operating leases. Future minimum lease payments under operating leases at October 31, 2009 were  $60 million for 2010,  $51 million for 2011,  $33 million for 2012,  $19 million for 2013,  $14 million for 2014 and  $32 million thereafter. Future minimum sublease income under leases at October 31, 2009 was  $3 million for 2010,  $2 million for 2011,  $2 million for 2012,  $1 million for 2013 and zero thereafter. Certain leases require us to pay property taxes, insurance and routine maintenance, and include escalation clauses. Total rent expense, including charges relating to the consolidation of excess facilities was  $95 million in 2009,  $89 million in 2008 and  $73 million in 2007.

We are involved in lawsuits, claims, investigations and proceedings, including patent, commercial and environmental matters. There are no matters pending that we expect to be material in relation to our business, consolidated financial condition, results of operations or cash flows

SHORT TERM DEBT	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Short-Term Debt
17.            SHORT-TERM DEBT

On May 11, 2007, we entered into a five-year credit agreement, which provides for a  $300 million unsecured credit facility that will expire on May 11, 2012. On September 8, 2009, we entered into an Accession Agreement, increasing the credit facility from  $300 million to  $330 million. The company may use amounts borrowed under the facility for general corporate purposes. As of October 31, 2009 the company has no borrowings outstanding under the facility.

On August 17, 2009 the credit agreement was amended to provide additional financing flexibility in advance of the pending acquisition of Varian, Inc.  The amendment allows for up to  $1 billion of additional indebtedness, incurred during the period from August 17, 2009 through the closing of the acquisition, to be excluded from the leverage ratio covenant until the later of the first day of the month following the ninth full calendar month after the closing of the acquisition or August 1, 2010; it also temporarily reduces the basket for other secured financing we are permitted to incur from  $300 million to  $75 million during this period. The amendment also increases by  $500 million the amount of repurchase obligations (such as those of Agilent Technologies World Trade, Inc., a consolidated wholly-owned subsidiary of Agilent (“World Trade”) (see Note 19, “Long-Term Debt and Long-Term Restricted Cash and Cash Equivalents”)), that we are permitted  to incur.

SENIOR NOTES	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Senior Notes

18.            SENIOR NOTES

 The following table summarizes the company’s senior notes:

	Years Ended October 31,
	2009	2008
	(in millions)
2017 Senior Notes	$637	$611
2015 Senior Notes	500	-
2012 Senior Notes	251	-
Total	$1,388	$611

2017 Senior Notes

 In October 2007, the company issued an aggregate principal amount of  $600 million in senior notes. The senior notes were issued at 99.60% of their principal amount. The notes will mature on November 1, 2017, and bear interest at a fixed rate of 6.50% per annum. The interest is payable semi-annually on May 1st and November 1st of each year and payments commenced on May 1, 2008.

On November 25, 2008, we terminated the two remaining interest rate swap contracts associated with our 2017 senior notes that represented the notional amount of  $400 million. The asset value upon termination was approximately  $43 million. The proceeds were recorded as operating cash flows and the gain is being deferred and amortized over the remaining life of the senior notes.

2015 Senior Notes

In September 2009, the company issued an aggregate principal amount of  $500 million in senior notes. The senior notes were issued at 99.69% of their principal amount. The notes will mature on September 14, 2015, and bear interest at a fixed rate of 5.50% per annum. The interest is payable semi-annually on March 14th and September 14th of each year, payments commencing on March 14, 2010.

2012 Senior Notes

In September 2009, the company also issued an aggregate principal amount of  $250 million in senior notes. The senior notes were issued at 99.91% of their principal amount. The notes will mature on September 14, 2012, and bear interest at a fixed rate of 4.45% per annum. The interest is payable semi-annually on March 14th and September 14th of each year, payments commencing on March 14, 2010.

All notes issued are unsecured and rank equally in right of payment with all of Agilent’s other senior unsecured indebtedness. The company incurred issuance costs of  $5 million in connection with the 2017 senior notes and a total of  $5 million in connection with the 2015 and 2012 senior notes. These costs were capitalized in other assets on the consolidated balance sheet and the costs are being amortized to interest expense over the term of the senior notes.

Upon the closing of the offering of the 2015 and 2012 senior notes, we entered into interest rate swaps with an aggregate notional amount of  $750 million. Under the interest rate swaps, we will receive fixed-rate interest payments and will make payments based on the U.S. dollar LIBOR plus 253 basis points and 257.6 basis points with respect to the 2015 and 2012 senior notes, respectively. The economic effect of these swaps will be to convert the fixed-rate interest expense on the senior notes to a variable LIBOR-based interest rate. In addition, as a result of the fair value hedge, the senior notes are presented on our balance sheet at fair value, reflecting the change in their value attributable to interest rate risk. The hedging relationship qualifies for the shortcut method of assessing hedge effectiveness, and consequently we do not expect any ineffectiveness during the life of the swap and any movement in the value of the swap would be reflected in the movement in fair value of the senior notes. At October 31, 2009, the fair value of the swaps on 2015 and 2012 senior notes was an asset of  $3 million with a corresponding increase in carrying value of the senior notes.

LONG TERM DEBT AND LONG TERM RESTRICTED CASH AND CASH EQUIVALENTS	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Long-Term Debt And Long-Term Restricted Cash And Cash Equivalents

19.           LONG-TERM DEBT AND LONG-TERM RESTRICTED CASH & CASH EQUIVALENTS

The following table summarizes the company’s long-term debt:

	Years Ended October 31,
	2009	2008
	(in millions)
World Trade debt	$1,500	$1,500
Other debt	16	14
Total long-term debt	$1,516	$1,514

World Trade Debt

In January 2006, World Trade entered into a five-year Master Repurchase Agreement with a counterparty in which World Trade sold 15,000 Class A preferred shares of Agilent Technologies (Cayco) Limited (“Cayco”) to the counterparty, having an aggregate liquidation preference of  $1.5 billion. World Trade owns all of the outstanding common shares of Cayco, a separate legal entity.

In September 2008, Agilent and World Trade entered into an agreement (the “Lloyds Related Agreement”) with Lloyds TSB Bank plc (“Lloyds”). Under the Lloyds Related Agreement, on November 17, 2008 (the “Effective Date”), Lloyds accepted the transfer by novation of all of the rights and obligations of the counterparty under a revised Master Repurchase Agreement. On the Effective Date, Lloyds paid  $1.5 billion to the prior counterparty in consideration of the novation and World Trade’s repurchase obligation was extended to January 27, 2011 (the “Extended Repurchase Date”). World Trade is obligated to make aggregate quarterly payments to Lloyds at a rate per annum, reset quarterly, with reference to LIBOR plus 175 basis points beginning on the Effective Date.

Lloyds can accelerate the Extended Repurchase Date or cause a redemption of the preferred Cayco shares only upon certain events of default, but neither World Trade nor Agilent has the right to accelerate the Extended Repurchase Date. The World Trade obligation of  $1.5 billion is recorded and classified as a long-term debt on our consolidated balance sheet.

Other Debt

On August 11, 2008 a consolidated wholly-owned subsidiary of Agilent, borrowed Indian Rupees equivalent to  $15 million from Citibank N.A. at 12.75 percent per annum interest rate for 5 years, maturing on August 9, 2013 to finance a capital project in India. The loan is recorded and classified as long-term debt on our consolidated balance sheet.

Long-Term Restricted Cash & Cash Equivalents

As of October 31, 2009 and October 31, 2008,  $1,566 million and  $1,582 million were reported as long-term restricted cash and cash equivalents in our consolidated balance sheet, respectively. Of these amounts,  $1,555 million and  $1,571 million were held in commercial paper maintained in connection with our World Trade debt obligation as of October 31, 2009 and October 31, 2008, respectively.

STOCK REPURCHASE PROGRAM	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Stock Repurchase Program

20.            STOCK REPURCHASE PROGRAM

As of October 31, 2009, our Board of Directors authorized stock repurchase programs of up to  $8.466 billion of our common stock. As of October 31, 2009, we had repurchased a total of approximately 220 million shares of our common stock for  $7.624 billion. In addition,  $3 million of service and legal fees were recorded in equity. All such shares and related costs are held as treasury stock and accounted for using the cost method. The remaining amount that is authorized under the 2008 program is  $843 million. On March 26, 2009, the company announced that it was suspending its stock repurchase program until the end of the 2009 fiscal year. On November 15, 2009, the company’s 2008 stock repurchase program expired upon the termination of its two-year term (see note 22 “Subsequent Event).

Share Repurchase Programs	Number of Shares Repurchased	Amount of Shares Repurchased
	(in millions)

Fiscal Year 2005 Program	125	$4,466

Fiscal Year 2006 Program	56	$2,000

Fiscal Year 2008 Program
Balance as of October 31, 2008	30	$1,001
Repurchases in 2009	9	157
Total for Fiscal Year 2008 Program	39	$1,158

Total	220	$7,624

SEGMENT INFORMATION	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Segment Information
21.	SEGMENT INFORMATION

Description of segments.  We are a measurement company, providing core bio-analytical and electronic measurement solutions to the life sciences, chemical analysis, communications and electronics industries. In the first quarter of 2010, we formed three new operating segments from our existing businesses. The bio-analytical measurement segment separated into two operating segments — life sciences and chemical analysis. The electronic measurement segment recombined electronic measurement and semiconductor and board test, which were reported separately in 2009. Following this re-organization, Agilent has three businesses — life sciences, chemical analysis and electronic measurement — each of which comprises a reportable segment. The three new operating segments were determined based primarily on how the chief operating decision maker views and evaluates our operations. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including technology and delivery channels, consumer-specific solutions and specialized manufacturing, are considered in determining the formation of these new operating segments.

A description of our three reportable segments is as follows:

•
The life sciences segment includes DNA microarrays and associated scanner, software, and reagents; microfluidics-based sample analysis systems; liquid chromatography systems, columns and components; liquid chromatography mass spectrometry systems; capillary electrophoresis systems; laboratory software and informatics systems; bio-reagents and related products; laboratory automation and robotic systems; services and support for the aforementioned products.

•
The chemical analysis segment includes gas chromatography systems, columns and components; gas chromatography mass spectrometry systems; inductively coupled plasma mass spectrometry products; spectroscopy analyzers; software and data systems; services and support for the aforementioned products.

•
The electronic measurement business includes standard and customized electronic measurement instruments and systems monitoring, management and optimization tools for communications networks and services, software design tools and related services that are used in the design, development, manufacture, installation, deployment and operation of electronics equipment, communications networks and services, and microscopy products.

All historical segment numbers were recast to conform to this new reporting structure in our financial statements.

A significant portion of the segments’ expenses arise from shared services and infrastructure that we have historically provided to the segments in order to realize economies of scale and to efficiently use resources. These expenses, collectively called corporate charges, include costs of centralized research and development, legal, accounting, real estate, insurance services, information technology services, treasury and other corporate infrastructure expenses. Charges are allocated to the segments, and the allocations have been determined on a basis that we considered to be a reasonable reflection of the utilization of services provided to or benefits received by the segments.

The following tables reflect the results of our reportable segments under our management reporting system. The performance of each segment is measured based on several metrics, including adjusted income from operations. These results are used, in part, by the chief operating decision maker in evaluating the performance of, and in allocating resources to, each of the segments.

The profitability of each of the segments is measured after excluding restructuring and asset impairment charges, investment gains and losses, interest income, interest expense, non-cash amortization and impairment of other intangibles and other items as noted in the reconciliation below.

	Life Sciences	Chemical Analysis	Electronic Measurement	Total Segments
	(in millions)
Year ended October 31, 2009:
Total net revenue	$1,219	$844	$2,418	$4,481
Income (loss) from operations	$174	$216	$1	$391
Depreciation expense	$27	$14	$71	$112
Share-based compensation expense	$18	$12	$36	$66
Year ended October 31, 2008:
Total net revenue	$1,258	$937	$3,579	$5,774
Income from operations	$166	$244	$477	$887
Depreciation expense	$28	$13	$85	$126
Share-based compensation expense	$18	$13	$51	$82
Year ended October 31, 2007:
Total net revenue	$1,046	$830	$3,544	$5,420
Income from operations	$123	$184	$411	$718
Depreciation expense	$23	$18	$101	$142
Share-based compensation expense	$27	$21	$91	$139

In 2009, share based compensation, in the table above, excludes  $5 million of accelerated expense related to restructuring activities not allocated to the segment results.

The following table reconciles segment results to Agilent’s total enterprise results from operations before taxes:

	Years Ended October 31,
	2009	2008	2007
	(in millions)
Total reportable segments’ income from operations	$391	$887	$718
Restructuring related costs and asset impairment	(296)	(28)	(38)
Gain on sale of assets	—	—	9
Amortization of intangibles	(45)	(53)	(40)
Retirement plans net curtailment and settlement	16	—	—
Interest Income	29	113	172
Interest Expense	(88)	(123)	(91)
Other income (expense), net	19	30	5
Other	(19)	(11)	(65)
Income from operations before taxes, as reported	$7	$815	$670

Major customers.  No customer represented 10 percent or more of our total net revenue in 2009, 2008 or 2007.

The following table presents assets and capital expenditures directly managed by each segment. Unallocated assets primarily consist of cash, cash equivalents, accumulated amortization of other intangibles, the valuation allowance relating to deferred assets and other assets.

	Life Sciences	Chemical Analysis	Electronic Measurement	Total Segments
	(in millions)
As of October 31, 2009:
Assets	$1,019	$463	$2,084	$3,566
Capital expenditures	$35	$16	$77	$128
As of October 31, 2008:
Assets	$1,012	$493	$2,401	$3,906
Capital expenditures	$44	$16	$94	$154

The following table reconciles segment assets to Agilent’s total assets:

	October 31,
	2009	2008
	(in millions)
Total reportable segments’ assets	$3,566	$3,906
Cash, cash equivalents and short-term investments	2,493	1,429
Prepaid expenses	119	191
Investments	157	200
Restricted cash and cash equivalents	1,566	1,582
Long-term and other receivables	172	179
Other, including valuation allowance	(461)	(480)
Total assets	$7,612	$7,007

Geographic Information

The following table presents summarized information for net revenue and long-lived assets by geographic region for continuing operations. Long lived assets consist of property, plant, and equipment, long-term receivables and other long-term assets excluding intangible assets. The rest of the world primarily consists of Southeast Asia and Europe.

	United States	China	Japan	Rest of the World	Total
	(in millions)
Net revenue:
Year ended October 31, 2009	$1,495	$598	$476	$1,912	$4,481
Year ended October 31, 2008	$1,834	$642	$663	$2,635	$5,774
Year ended October 31, 2007	$1,867	$515	$638	$2,400	$5,420

	United States	Japan	Rest of the World	Total
	(in millions)
Long-lived assets:
October 31, 2009	$583	$185	$416	$1,184
October 31, 2008	$638	$170	$430	$1,238

SUBSEQUENT EVENT	12 Months Ended
Oct. 31, 2009
Notes To Financial Statements [Abstract]
Subsequent Event	On November 19, 2009 our Board of Directors approved a new share-repurchase program to reduce or eliminate dilution in connection with issuances of stock under the company’s equity incentive plans. The new share-repurchase program does not require the company to acquire a specific number of shares and may be suspended or discontinued at any time. There is no fixed termination date for the new share-repurchase program.

Document Information	12 Months Ended
Oct. 31, 2009
Document Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	2009-10-31

Entity Information	12 Months Ended
Oct. 31, 2009
Entity Information [Line Items]
Entity Registrant Name	AGILENT TECHNOLOGIES INC
Entity Central Index Key	0001090872